UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALBEMARLE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Albemarle Corporation will be held at the Pavilion at the Lod Cook Conference Center, 3848 West Lakeshore Drive, Baton Rouge, Louisiana, on Wednesday, April 30, 2008, at 10:00 a.m., Central Daylight Time, for the following purposes:

1.	To elect a Board of Directors to serve for the ensuing year;

2.	To approve the Albemarle Corporation 2008 Incentive Plan;

3.	To approve the 2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

5.	To conduct any other business properly raised at the meeting or any adjournments or postponements thereof.

Holders of shares of Albemarle Corporation common stock of record at the close of business on February 21, 2008, will be entitled to vote at the meeting.

You are requested to vote your shares promptly by completing, signing, dating and returning the enclosed proxy card in the self-addressed, stamped envelope provided, or by telephone or over the Internet, regardless of whether you expect to attend the meeting.

If you are present at the meeting, you may vote in person even if you already have voted your proxy by mail, by telephone or over the Internet.

Seating at the meeting will be on a first-come, first-served basis. To ensure that you have a seat, please arrive early. Refreshments will be served prior to the start of the meeting.

By Order of the Board of Directors

Luther C. Kissam, IV, Secretary

March 12, 2008

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

ALBEMARLE CORPORATION

TO BE HELD APRIL 30, 2008

APPROXIMATE DATE OF MAILING – MARCH 21, 2008

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at the Annual Meeting (the “Meeting”) of Shareholders of Albemarle Corporation, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors has designated the Lod Cook Conference Center, 3848 West Lakeshore Drive, Baton Rouge, Louisiana as the place of the Meeting. The Meeting will be called to order at 10:00 a.m., Central Daylight Time, on Wednesday, April 30, 2008.

The Board of Directors solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “Albemarle,” “we,” “us,” “our” or “the Company” means Albemarle Corporation.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Annual Report”), is being mailed concurrently with this Proxy Statement to our shareholders. Our 2007 Annual Report is not incorporated into this Proxy Statement and shall not be considered a part of this Proxy Statement or soliciting materials.

QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is asking for my vote and why am I receiving this document?

A:	The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this Proxy Statement.

We are providing this Proxy Statement and related proxy card to our shareholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting. A proxy, if duly executed and not revoked, will be voted and, if it contains any specific instructions, will be voted in accordance with those instructions.

Q:	Who is entitled to vote?

A:	You may vote if you owned shares of our common stock (“Common Stock”) on February 21, 2008, the date established by the Board of Directors under Virginia law for determining shareholders entitled to notice of and to vote at the Meeting. On the record date, there were outstanding 91,407,676 shares of Common Stock. Each share of Common Stock is entitled to one vote.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card. Messrs. Seymour S. Preston III and William M. Gottwald have been designated as proxies or proxy holders for the Meeting. Proxies properly executed and received by our Secretary prior to the Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:	A voting instruction is the instruction form you receive from your bank, broker or its nominee if you hold your shares of Common Stock in street name. The instruction form instructs you how to direct your bank, broker or its nominee, as record holder, to vote your shares of Common Stock.

Q:	What am I voting on at the Meeting?

A:	You will be voting on the following matters at the Meeting:

•	Election of nine directors.

•	Approval of the Albemarle Corporation 2008 Incentive Plan.

•	Approval of the 2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation.

•	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

•	Any other business properly raised at the Meeting or any adjournments or postponements of thereof.

Q:	How many votes must be present to hold the Meeting?

A:	In order for the Meeting to be conducted, a majority of the outstanding shares of Common Stock as of the record date must be present in person or represented by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes and shares held of record by a bank, broker or its nominee that are voted on any matter (“broker shares”) are included in determining the number of votes present. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of the Common Stock voted in the election of directors.

Q:	What vote is needed to approve the Albemarle Corporation 2008 Incentive Plan?

A:	The approval of the Albemarle Corporation 2008 Incentive Plan (the “2008 Incentive Plan”) requires the affirmative vote of the holders of a majority of the shares of Common Stock cast on the proposal to approve the 2008 Incentive Plan, provided that the total of the votes cast on the proposal to approve the 2008 Incentive Plan represents over 50% of the outstanding shares of Common Stock.

Q:	What vote is needed to approve the 2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation?

A:	The approval of the 2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation (the “2008 Directors Plan”) requires the affirmative vote of the holders of a majority of the shares of Common Stock cast on the proposal to approve the 2008 Directors Plan, provided that the total of the votes cast on the proposal to approve the 2008 Directors Plan represents over 50% of the outstanding shares of Common Stock.

Q:	What vote is needed to ratify the appointment of PricewaterhouseCoopers LLP?

A:	The ratification of the appointment of PricewaterhouseCoopers LLP requires that the votes cast in favor of the ratification exceed the number of votes cast opposing the ratification.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board of Directors recommends that shareholders vote “FOR” all of the proposed nominees for director, “FOR” approval of the 2008 Incentive Plan, “FOR” approval of the 2008 Directors Plan and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP.

Q:	How do I vote?

A:	Registered shareholders (shareholders who hold Common Stock in certificated form as opposed to through a bank, broker, or other nominee) or employees who hold Common Stock through our Albemarle Corporation Savings Plan (“401(k) Plan”) may vote in person at the Meeting or by proxy. Registered shareholders and employees who own Common Stock through our 401(k) Plan have the following ways to vote by proxy:

•	By mail — complete, sign, date and return the enclosed proxy card or voting instruction, or

•	By telephone or over the Internet — follow the instructions provided on the enclosed proxy card or voting instruction.

Registered shareholders and participants in plans holding shares of Common Stock are urged to deliver proxies and voting instructions by calling the toll-free telephone number, by using the Internet or by completing and mailing the enclosed proxy card or voting instruction. The telephone and Internet voting procedures are designed to authenticate shareholders’ and plan participants’ identities, to allow shareholders and plan participants to give their proxies or voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. Registered shareholders and plan participants may also send their proxies or voting instructions by completing, signing and dating the enclosed proxy card or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope.

Shareholders who hold Common Stock through banks, brokers or other nominees (street name shareholders) who wish to vote at the Meeting should be provided voting instructions from the institution that holds their shares. If this has not occurred, please contact the institution that holds your shares. Street name shareholders may also be eligible to vote their shares electronically by following the voting instructions provided by the bank, broker or other nominee that holds the shares, using either the toll-free telephone number or the Internet address provided on the voting instruction, or otherwise complete, date and sign the voting instruction and return it promptly in the enclosed pre-paid envelope.

The deadline for voting electronically through the Internet or by telephone is 11:59 p.m., Eastern Time, on April 29, 2008.

Q:	Can I attend the Meeting?

A:	The Meeting is open to all holders of our Common Stock as of the record date, February 21, 2008. You may vote by attending the Meeting and voting in person. Even if you plan to attend the Meeting, however, we encourage you to vote your shares by proxy. We will not permit cameras, recording devices and other electronic devices at the Meeting.

Q:	Can I change or revoke my vote?

A:	Any shareholder giving a proxy may change or revoke it at any time before it is voted at the Meeting. A proxy can be changed or revoked by

•	delivering a later dated proxy, or written notice of revocation, to our Secretary at the address listed under “Shareholder Proposals” on page 47, or

•	appearing at the Meeting and voting in person.

If you voted by telephone or over the Internet, you can also revoke your vote by any of these methods or you can change your vote by voting again by telephone or over the Internet. If you decide to vote by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy by telephone or over the Internet. Your attendance at the Meeting will not itself revoke a proxy.

If you are a shareholder whose stock is held in street name with a bank, broker or other nominee, you must follow the instructions found on the voting instruction card provided by the bank, broker or other nominee, or contact your bank, broker or other nominee in order to change or revoke your previously given proxy.

Q:	How will my shares be voted if I sign, date and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

A:	Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of all nominees for director, “FOR” approval of the 2008 Incentive Plan, “FOR” approval of the 2008 Directors Plan, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP and according to the discretion of the proxy holders on any other business proposal properly raised at the Meeting, with the following two exceptions:

•

shares of Common Stock held in our 401(k) Plan for which no direction is provided on a properly executed, returned and not revoked voting instruction card will be voted proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received with respect to such proposals, and

•

shares of Common Stock held in our 401(k) Plan for which timely and valid voting instructions are not received will be considered to have been designated to be voted by the trustee proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received.

As to any other business that may properly come before the Meeting, the persons named in the enclosed proxy card or voting instruction will vote the shares of Common Stock represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders’ discretion. The Board of Directors does not presently know of any other such business.

Q:	How will my shares be voted if I do not return my proxy card or my voting instruction?

A:	It will depend on how your ownership of shares of Common Stock is registered. If you own your shares as a registered holder, which means that your shares of Common Stock are registered in your name with National City Bank, our transfer agent, your shares will only be voted if National City Bank receives specific voting instructions from you. Otherwise, your unvoted shares will not be represented at the Meeting and will not count toward the quorum requirement, which is explained under “— How many votes must be present to hold the Meeting?” above, unless you attend the Meeting to vote them in person.

If you are a shareholder whose shares of Common Stock are held in street name, which means that your shares are registered in the name of your bank, broker or other nominee, your bank, broker or other nominee may or may not vote your shares in its discretion if you have not provided voting instructions to the bank, broker or its nominee. Whether the bank, broker or other nominee may vote your shares depends on the proposals before the Meeting. Under the rules of the New York Stock Exchange, or NYSE, your broker may vote your shares in its discretion on “routine matters.” Based on the rules of the NYSE, we believe that the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm are routine matters for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a shareholder whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares (1) “FOR” the election of the director nominees named in the Proxy Statement and (2) “FOR” the ratification of the appointment by the Audit Committee of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

The rules of the NYSE, however, do not permit your bank, broker or other nominee to vote your shares on proposals that are not considered “routine.” When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to that proposal, your bank, broker or other nominee cannot vote your shares on that proposal. Based on the rules of the NYSE, we believe that the approval of the 2008 Incentive Plan and the approval of the 2008 Directors Plan are not routine matters and if your bank, broker or other nominee has not received your voting instructions with respect to either the 2008 Incentive Plan or the 2008 Directors Plan, your bank, broker or other nominee cannot vote your shares on the proposal to approve the 2008 Incentive Plan or the proposal to approve the 2008 Directors Plan, as the case may be. This is called a “broker non-vote.”

Q:	How are abstentions and broker non-votes counted?

A:	Abstentions and broker non-votes and, with respect to the election of directors, withheld votes, will not be included in the vote totals for the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP and will not affect the outcome of the vote for these proposals. Abstentions and broker non-votes will have no effect on the proposal to approve the 2008 Incentive Plan or the proposal to approve the 2008 Directors Plan, provided that the total vote cast on the proposal to approve the 2008 Incentive Plan or the proposal to approve the 2008 Directors Plan, as the case may be, represents over 50% of the outstanding shares of Common Stock.

Q:	Where can I find the results of the Meeting?

A:	We intend to announce preliminary voting results at the Meeting and publish final results in our Quarterly Report on Form 10-Q for the second quarter of 2008.

Q:	Who pays for the solicitation of proxies?

A:	We will pay for the cost of the solicitation of proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone by our employees. The Altman Group, Inc. (“Altman”) has been engaged to assist in the solicitation of proxies from brokers, nominees, fiduciaries and other custodians. We will pay Altman approximately $6,500 for its services and reimburse its out-of-pocket expenses for such items as mailing, copying, phone calls, faxes and other related matters and will indemnify Altman against any losses arising out of Altman’s proxy soliciting services on behalf of us.

Q:	Could other matters be decided in the Meeting?

A:	The Board of Directors does not know of any other business that may be brought before the Meeting. However, if any other matters should properly come before the Meeting or at any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

Q:	Where can I find the corporate governance materials?

A:	Our Corporate Governance Guidelines, including our independence standards for members of the Board of Directors, Code of Conduct and the charters of the Audit, Executive Compensation, and Corporate Governance and Social Responsibility Committees are available on our Internet website at http://www.albemarle.com/Investor_information/Corporate_information/ Corporate_governance/, and are available in print to any shareholder upon request by contacting our investor relations department as described below.

Q:	How do I communicate with the Board of Directors?

A:	Shareholders and other interested persons may communicate with the full Board of Directors, a specified committee of the Board of Directors or a specified individual member of the Board of Directors in writing by mail at Albemarle Corporation, 451 Florida Street, Baton Rouge, Louisiana 70801, Attention: Chairman of the Corporate Governance and Social Responsibility Committee or by electronic mail at governance@albemarle.com. The Chairman of the Corporate Governance and Social Responsibility Committee and his or her duly authorized agents are responsible for collecting and organizing shareholder communications. Absent a conflict of interest, the Chairman of the Corporate Governance and Social Responsibility Committee is responsible for evaluating the materiality of each shareholder communication and determining whether further distribution is appropriate, and, if so, whether to (1) the full Board of Directors, (2) one or more committee members, (3) one or more Board members and/or (4) other individuals or entities.

***********

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2008.

The Proxy Statement and the 2007 Annual Report are both available free of charge at http://www.albemarle.com/ Investor_information/Financial_information/Annual_reports/. In addition, a copy of the 2007 Annual Report is enclosed. We will provide without charge to each person to whom this Proxy Statement has been delivered, on the request of any such person, additional copies of the 2007 Annual Report, including the financial statements and financial statement schedules. Requests should be directed to our investor relations department as described below:

Albemarle Corporation

451 Florida Street

Baton Rouge, Louisiana 70801

Attention: Investor Relations

Telephone: (225) 388-7402

We make available free of charge through our Internet website (http://www.albemarle.com/Investor_information/) our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as well as reports on Forms 3, 4 and 5 filed pursuant to Section 16 of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the Securities and Exchange Commission. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Corporate Governance and Social Responsibility Committee has recommended to the Board of Directors, and the Board of Directors has approved, the persons named below as nominees for election to the Board of Directors. Each of the nominees presently serves as a director. Proxies will be voted for the election of the persons named below (or if for any reason such persons are unavailable, of such substitutes as the Board of Directors may designate) as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unavailable. Set forth below is certain information about the nominees for election to the Board of Directors as of March 1, 2008.

Mark C. Rohr; age 56; director since 2001; President and Chief Executive Officer since October 1, 2002, having previously served as our President and Chief Operating Officer from January 1, 2000 through September 30, 2002, and our Executive Vice President from March 22, 1999 through December 31, 1999, and Senior Vice President, Specialty Chemicals, of Occidental Chemical Corporation (chemical manufacturer with interests in basic chemicals, vinyls, petrochemicals and specialty products and a subsidiary of Occidental Petroleum Corporation) prior thereto. Other directorships: Celanese Corporation (industrial chemicals producer).

J. Alfred Broaddus, Jr.; age 68; director since 2004; retired, having previously served as President of the Federal Reserve Bank of Richmond until July 31, 2004. Other directorships: Markel Corporation (markets and underwrites specialty insurance products and programs for a variety of niche markets), Owens & Minor, Inc. (distributor of national name-brand medical and surgical supplies and a healthcare supply chain management company) and T. Rowe Price Group, Inc. (global investment management firm).

William M. Gottwald; age 60; director since 1999; Chairman of the Board of Directors since March 28, 2001, having previously served as our Vice President, Corporate Strategy. Other directorship: Tredegar Corporation.

R. William Ide III; age 67; director since December 16, 2005; Partner of McKenna Long & Aldridge LLP (law firm), having previously served as Senior Vice President, General Counsel of Monsanto Corporation. Other directorships: AFC Enterprises, Inc. (the franchisor and operator of Popeyes® Chicken & Biscuits).

Richard L. Morrill; age 68; director since 2002; Chancellor of the University of Richmond since July 1, 1998, having previously served as Distinguished University Professor of Ethics and Democratic Values from July 1, 1998 until June 1, 2004, and as President of the University of Richmond. Other directorship: Tredegar Corporation (Chairman of the Board).

John Sherman, Jr.; age 62; director since 2003; retired, having previously served as Vice Chairman of Scott & Stringfellow, Inc. (regional brokerage) from September 1, 2002 through December 31, 2005 and as President and Chief Executive Officer of Scott & Stringfellow prior thereto.

Charles E. Stewart; age 72; director since 1997; consultant, having previously served as Executive Vice President of Occidental Chemical Corporation.

Harriet Tee Taggart, age 59; director since February 7, 2007; consultant, having previously served until December 2006 as a Partner of Wellington Management LLC (investment management firm). Ms. Taggart was global sector equity portfolio manager and global industry analyst for the chemicals and related industries at Wellington Management. Other directorship: The Lubrizol Corporation (a specialty chemical company).

Anne Marie Whittemore; age 61; director since 1996; Partner of McGuireWoods LLP (law firm). Other directorships: Owens & Minor, Inc. and T. Rowe Price Group, Inc.

Mr. Floyd D. Gottwald, Jr. has served as our Director Emeritus and Chairman Emeritus since April 11, 2007. As Director Emeritus and Chairman Emeritus, Mr. Floyd D. Gottwald, Jr. neither attends nor votes at Board of Directors meetings. Mr. Floyd D. Gottwald, Jr. does not receive any compensation for service as Director Emeritus and Chairman Emeritus.

Mr. Seymour S. Preston III will retire from the Board of Directors upon the expiration of his current term at the Meeting and he is therefore not being nominated for reelection.

The Board of Directors recommends that shareholders vote “FOR” all of the nominees listed above.

Board of Directors

We are managed under the direction of the Board of Directors, which has adopted Corporate Governance Guidelines to set forth certain corporate governance practices. The Corporate Governance Guidelines are available on our website at http://www.albemarle.com/Investor_information/Corporate_information/Corporate_governance/.

Independence of Directors

The Board of Directors has determined that Messrs. Broaddus, Ide, Morrill, Sherman and Stewart and Ms. Taggart and Ms. Whittemore are “independent” directors within the listing standards of the NYSE and the independence standards of our Corporate Governance Guidelines, which are set forth below.

As set forth in our Corporate Governance Guidelines, in order for a director to be considered “independent” by the Board of Directors, he or she must (1) be free of any relationship that, applying the rules of the NYSE, would preclude a finding of independence and (2) not have any material relationship (either directly or as a partner, shareholder or officer of an organization) with us or any of our affiliates or any executive officer of us or any of our affiliates. In evaluating the materiality of any such relationship, the Board of Directors takes into consideration whether disclosure of the relationship would be required by the proxy rules under the Exchange Act. If disclosure of the relationship is required, the Board of Directors must make a determination that the relationship is not material as a prerequisite to finding that the director is “independent.”

Board of Directors Meetings

The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board of Directors’ approval, and may hold special meetings between scheduled meetings when appropriate. During 2007, the Board of Directors held seven meetings. During 2007, each of the directors attended over 75% of the aggregate of (1) the total number of meetings of all committees of the Board of Directors on which the director then served and (2) the total number of meetings of the Board of Directors.

Meetings of Non-Management Directors; Presiding Director

Executive sessions of the independent members of the Board of Directors and executive sessions of the non-management members of the Board of Directors were held regularly in conjunction with scheduled Board meetings in 2007. The Chairman of the Corporate Governance and Social Responsibility Committee presides at the executive session of the non-management directors, as provided in our Corporate Governance Guidelines. Shareholders and other interested persons may contact the Chairman of the Corporate Governance and Social Responsibility Committee or the non-management members of the Board of Directors as a group through the method described in “Questions and Answers — How do I communicate with the Board of Directors?” on page 5.

Attendance at Annual Meeting

As set forth in our Corporate Governance Guidelines, we expect all directors to attend the annual meeting of shareholders each year. All directors attended last year’s annual meeting of shareholders.

Director Continuing Education

We encourage directors to attend director continuing education programs. Typically, director education programs focus on issues and current trends affecting directors of publicly-held companies. We reimburse our directors for tuition and expenses associated with attending these programs. In 2007, five of our independent directors attended director continuing education programs accredited by ISS Governance Services.

Committees of the Board of Directors

The Board of Directors has established various committees to assist it with the performance of its responsibilities. These committees and their current members are described below.

Audit Committee

Messrs. Broaddus (Chairman), Preston (Vice Chairman), Sherman and Stewart and Ms. Taggart currently serve on our Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors and is available on our Internet website. See “Questions and Answers — Where can I find the corporate governance materials?” on page 5. During 2007, the Audit Committee met on 14 occasions. The Board of Directors has determined that the members of the Audit Committee are “independent” within the meaning of the enhanced independence standards for audit committee members in the Exchange Act and the rules thereunder, as incorporated into the listing standards of the NYSE, and the independence standards of our Corporate Governance Guidelines. The Board of Directors has further determined that each of the members of the Audit Committee is financially literate and that, as required by the NYSE listing standards, at least one member of the Audit Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. The Board of Directors has also determined that each of Messrs. Sherman and Preston is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002. For a description of the Audit Committee’s function, see the Audit Committee Report beginning on page 39.

Executive Compensation Committee

Messrs. Morrill (Chairman), Ide, Preston and Sherman and Ms. Whittemore currently serve on our Executive Compensation Committee. The Executive Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on our Internet website. See “Questions and Answers — Where can I find the corporate governance materials?” on page 5. The Board of Directors has determined that all of the members of the Executive Compensation Committee are (i) “independent” within the meaning of the listing standards of the NYSE and the independence standards of our Corporate Governance Guidelines, (ii) “non-employee directors” (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and (iii) “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code). The Executive Compensation Committee’s primary role is to develop and oversee the implementation of our philosophy with respect to the compensation of our executive officers and other key employees, including the named executive officers listed in this Proxy Statement. The Executive Compensation Committee has the overall responsibility of evaluating the performance of and determining the compensation of the Chief Executive Officer and approving the compensation structure for senior management and other key employees. In performing these duties during 2007, the Executive Compensation Committee met on eight occasions.

The Executive Compensation Committee also approves cash incentive awards, certain consultant agreements and initial compensation packages of new executive-level personnel and may grant stock options, stock appreciation rights (“SARs”), performance units, restricted stock and cash incentive awards under our 2003 Incentive Plan (the “2003 Incentive Plan”). If the shareholders approve the Albemarle Corporation 2008 Incentive Plan (the “2008 Incentive Plan”) at the Meeting, then the 2003 Incentive Plan shall be terminated and replaced by the 2008 Incentive Plan.

The Executive Compensation Committee reviews and approves the performance, compensation and annual performance goals of the Chief Executive Officer with input from both the full Board and the Chief Executive Officer’s self evaluation. The Executive Compensation Committee approves the compensation of the other named executive officers, following discussions with each of them and based upon the evaluation and recommendation of the Chief Executive Officer for those executives who are his direct reports. The Executive Compensation Committee retains Pearl Meyer & Partners (“Pearl Meyer”) as the Executive Compensation Committee’s outside independent compensation consultant to provide competitive information concerning compensation and to assist in designing compensation plans. The Executive Compensation Committee periodically meets individually with members of senior management in order to assess progress toward meeting long-term objectives approved by the Board of Directors. The Executive Compensation Committee reports regularly to the Board of Directors on matters relating to the Executive Compensation Committee’s responsibilities. In addition, the Executive Compensation Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties. For additional information with respect to the Executive Compensation Committee, please see “Compensation Discussion and Analysis” beginning on page 15.

Executive Compensation Committee Interlocks and Insider Participation

No member of the Executive Compensation Committee was at any time an officer or employee of us, or is related to any other member of the Executive Compensation Committee, any other member of the Board of Directors or any executive officer of us.

Corporate Governance and Social Responsibility Committee

Messrs. Stewart (Chairman), Ide and Morrill and Ms. Taggart and Ms. Whittemore currently serve on our Corporate Governance and Social Responsibility Committee. The Corporate Governance and Social Responsibility Committee operates under a written charter adopted by the Board of Directors, which is available on our Internet website. See “Questions and Answers — Where can I find the corporate governance materials?” on page 5. The Board of Directors has determined that all of the members of the Corporate Governance and Social Responsibility Committee are “independent” within the meaning of the listing standards of the NYSE and the independence standards of our Corporate Governance Guidelines. During 2007, the Corporate Governance and Social Responsibility Committee met on five occasions. The Corporate Governance and Social Responsibility Committee assists the Board of Directors on all matters relating to the selection, qualification and compensation of members of the Board of Directors, as well as matters relating to the duties of the members of the Board of Directors. The Corporate Governance and Social Responsibility Committee also assists the Board of Directors with oversight of corporate governance, including the enhancement of our global reputation, our corporate social responsibility, and the stewardship and sustainability of our products. The Corporate Governance and Social Responsibility Committee administers the 2006 Stock Compensation Plan for Non-Employee Directors (the “2006 Directors Plan”) and will administer the 2008 Directors Plan if it is approved by the shareholders at this Meeting.

Director Candidate Recommendations and Nominations by Shareholders. The Corporate Governance and Social Responsibility Committee’s charter provides that the Corporate Governance and Social Responsibility Committee will consider director candidate recommendations by shareholders. Shareholders should submit any such recommendations to the Corporate Governance and Social Responsibility Committee through the method described in “Questions and Answers — How do I communicate with the Board of Directors?” on page 5. In addition, in accordance with our bylaws, any shareholder entitled to vote for the election of directors may nominate persons for election to the Board of Directors if such shareholder complies with the procedures set forth in the bylaws and summarized in “Shareholder Proposals” on page 47.

Corporate Governance and Social Responsibility Committee Process for Identifying and Evaluating Director Candidates. The Corporate Governance and Social Responsibility Committee identifies and evaluates all director candidates in accordance with the director qualification standards described in the Corporate Governance Guidelines. The Corporate Governance and Social Responsibility Committee evaluates any candidate’s qualifications to serve as a member of the Board of Directors based on the background and expertise of individual Board members as well as the background and expertise of the Board as a whole. In addition, the Corporate Governance and Social Responsibility Committee will evaluate a candidate’s independence and his or her background and expertise in the context of the Board’s needs. There are no differences in the manner in which the Corporate Governance and Social Responsibility Committee evaluates director candidates based on whether the candidate is recommended by a shareholder.

Sources for New Nominees. We did not utilize any third party search firms to assist in identifying potential director candidates during 2007. The Corporate Governance and Social Responsibility Committee did not receive any recommendations from any shareholders in connection with the Meeting.

Compensation of Directors

In 2007, non-employee directors were paid $15,800 per quarter ($63,200 per year). In addition, in accordance with the 2006 Directors Plan, non-employee directors received for service as a director 200 shares of Albemarle common stock per quarter for the first three quarters of 2007 and 400 shares of Albemarle common stock for the fourth quarter of 2007. Non-employee directors also received an additional amount based on their committee service: Audit Committee members received $2,250 per quarter ($9,000 per year) and the Chairman of the Audit Committee received an additional $2,250 per quarter ($9,000 per year); Executive Compensation Committee members received $2,250 per quarter ($9,000 per year) and the Chairman of the Executive Compensation Committee received an additional $2,250 per quarter ($9,000 per year); and Corporate Governance and Social Responsibility members received $1,250 per quarter ($5,000 per year) and the Chairman of the Corporate Governance and Social Responsibility Committee received an additional $750 per quarter ($3,000 per year). In addition, we reimbursed each of our non-employee directors for reasonable travel expenses incurred in connection with attending Board and Board Committee meetings. Employee members of the Board of Directors were not paid separately for service on the Board. In addition, we match up to $2,500 for director charitable giving.

The following table presents information relating to total compensation of the directors for the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)(4)	All Other Compensation(5)	Total
J. Alfred Broaddus, Jr.	$78,950	$41,002	$2,500	$122,452
Floyd D. Gottwald, Jr.(1)	24,800	7,198	2,500	34,498
John D. Gottwald(1)	63,200	41,002	2,500	106,702
R. William Ide III	77,200	41,002	2,500	120,702
Richard L. Morrill	86,200	41,002	2,500	129,702
Seymour S. Preston III	81,200	41,002	2,500	124,702
John Sherman, Jr.	81,200	41,002	2,500	124,702
Charles E. Stewart	77,950	41,002	2,500	121,452
Harriet Tee Taggart	68,433	33,804	2,500	104,737
Anne Marie Whittemore	77,200	41,002	2,500	120,702

[1]	Mr. Floyd D. Gottwald, Jr. retired as a director effective April 11, 2007 and Mr. John D. Gottwald retired as a director effective February 28, 2008.
[2]	Amounts shown include fees that have been deferred at the election of the director under our director deferred compensation plan.
[3]

Amounts shown represent the dollar amounts of the expense recognized in fiscal year 2007 for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards No. 123(R), “Share-Based Payments” (“SFAS 123(R)”) (excluding estimates for forfeitures related to service-based vesting conditions). Each non-employee director received 200 shares of Common Stock in accordance with our 2006 Directors Plan for service as a director in January, April and July 2007 and 400 shares of Common Stock in October 2007. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by each of the non-employee directors.

[4]

Mr. Floyd D. Gottwald held options exercisable for 210,000 shares of Common Stock as of December 31, 2007. Mr. Gottwald exercised those options in February 2008. The aggregate number of stock awards that were granted by us to each non-employee director (including stock awards deferred at the election of Messrs. Ide and Sherman) through December 31, 2007, was as follows:

Name	Aggregate Stock Awards
J. Alfred Broaddus, Jr.	1,400
Floyd D. Gottwald, Jr.(1)	600
John D. Gottwald	1,400
R. William Ide III	1,400
Richard L. Morrill	1,400
Seymour S. Preston III	1,400
John Sherman, Jr.	1,400
Charles E. Stewart	1,400
Harriet Tee Taggart	800
Anne Marie Whittemore	1,400

[5]

Amounts in this column do not represent compensation paid to the directors. The amounts represent our matching contributions of the non-employee directors’ charitable donations to eligible organizations, up to a maximum of $2,500 per donor that was made in 2007 as part of our overall support of charitable organizations under our matching gift program for the Board of Directors.

Deferred Compensation

Non-employee directors may defer, in 10% increments, all or part of their retainer fee, quarterly fees and/or meeting fees into either a deferred cash account or a deferred stock account (the “Deferred Compensation Plan”), or a percentage of the fees into each of the accounts, in 10% increments, both of which are unfunded and maintained for record-keeping purposes only. Distributions under the Deferred Compensation Plan will be paid in a single sum unless the participant specifies installment payments over a period up to 10 years. Deferred cash account amounts are paid in the form of cash and deferred stock account amounts are paid in whole shares of stock. Unless otherwise elected by the participant, distributions will begin on February 15 following the earlier of the participant’s attainment of age 65 or ceasing to be a director. The maximum aggregate number of shares of Common Stock that may be issued under the Deferred Compensation Plan is 200,000 shares. Messrs. Preston, Sherman and Stewart have elected to defer all or a part of their retainer fees and/or meeting fees into the deferred cash account and, as of December 31, 2007, had accumulated $288,517, $44,835, and $79,929, respectively. Messrs. Broaddus, Ide, Morrill and Sherman have elected to defer all or a part of their retainer fees and/or meeting fees into the deferred stock account and, as of December 31, 2007, had accumulated 4,510, 6,294, 2,215 and 5,033 phantom shares, respectively, representing an equivalent number of shares of Common Stock under the Deferred Compensation Plan.

Stock Ownership Requirements

Under our policy for stock ownership by non-employee directors, all non-employee directors are to achieve ownership of Common Stock equal to the lesser of 5,000 shares, or $150,000 value, after five years of service as a director. Currently, all of our non-employee directors with at least five years of service satisfy these stock ownership requirements.

2006 Stock Compensation Plan for Non-Employee Directors

On April 19, 2006, our shareholders approved the 2006 Directors Plan. The 2006 Directors Plan provides for the grant of shares of Common Stock to each non-employee who is a director on the effective date of the Non-Employee Director Stock Plan or who thereafter becomes a director (each, a “participant”). The Board of Directors has the authority to increase the amount of shares of Common Stock issued to each participant during the calendar year, but in no event shall more than 2,000 shares of Common Stock be issued to a participant during any calendar year. In the event of a change in capital, shares of capital stock, or any special distribution to our shareholders, the Board of Directors will make equitable adjustments in the number of shares of Common Stock that have been, or thereafter may be, granted to participants. The maximum aggregate number of shares of Common Stock that may be issued under the 2006 Directors Plan is 150,000 shares.

The Board of Directors may amend, suspend or terminate the 2006 Directors Plan, but no such amendment shall (1) increase the number of shares of Common Stock that may be granted to any participant (except as described above) or (2) increase the total number of shares of Common Stock that may be granted under the 2006 Directors Plan; provided, however, that the 2006 Directors Plan may not be amended more than once every six months other than to comply with changes in the Internal Revenue Code of 1986, as amended (the “Code”), or any rules or regulations promulgated thereunder. Any amendment of the 2006 Directors Plan must comply with the rules of the NYSE.

Our Corporate Governance and Social Responsibility Committee administers the 2006 Directors Plan. The Corporate Governance and Social Responsibility Committee interprets all provisions of the 2006 Directors Plan, establishes administrative regulations to further the purpose of the 2006 Directors Plan and takes any other action necessary for the proper operation of the 2006 Directors Plan. All decisions and acts of the Corporate Governance and Social Responsibility Committee shall be final and binding.

If the shareholders approve the 2008 Directors Plan at the Meeting, then the 2006 Directors Plan will be terminated and replaced by the 2008 Directors Plan. See “Proposal 2 — Approval of the Albemarle Corporation 2008 Incentive Plan” beginning on page 41.

Retirement Compensation

Any director who became a member of the Board of Directors on or before October 27, 1999 and retires from the Board after age 60 with at least five years of service on the Board of Directors will receive, commencing with retirement from the Board of Directors, $12,000 per year for life, payable in quarterly installments. The following current directors will be eligible for this benefit upon their retirement after age 60: Messrs. Stewart and

Preston, Ms. Whittemore and Mr. William M. Gottwald. The payment period limitation on this benefit may be waived in certain circumstances. In addition, such retirement payments to former directors may not commence and may be discontinued under certain circumstances. Retirement benefits are not available to any director who became a member of the Board of Directors after October 27, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors has adopted a written related person transaction policy that governs the review, approval or ratification of covered related person transactions. The Audit Committee manages this policy. The policy generally provides that we may enter into a related person transaction only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; or the transaction is approved by the disinterested members of the Board of Directors; or the transaction involves compensation approved by our Compensation Committee.

In the event our management determines to recommend a related person transaction to the Audit Committee, such transaction must be presented to the Audit Committee for approval. After review, the Audit Committee will approve or disapprove such transaction and at each subsequently scheduled Audit Committee meeting, our management will update the Audit Committee as to any material change to the proposed related person transaction. In those instances in which our general counsel, in consultation with our Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the Audit Committee meeting, the Chair of the Audit Committee has delegated authority to act on behalf of the Audit Committee. The Audit Committee (or the Chair) approves only those related person transactions that it determines in good faith to be in our best interests and the best interests of our shareholders. To the extent that the Board of Directors has approved a standing resolution with respect to the repurchase of outstanding shares of Common Stock, the Audit Committee has pre-approved the repurchase of shares of Common Stock from related persons, provided that the compliance officer determines that such repurchase is in compliance with such standing resolution and the terms offered to the related persons are no less favorable to us than those that could be obtained in arm’s length dealings with an unrelated third party.

For purposes of this policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act.

A “related person” is (i) any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of us or a nominee to become a director, (ii) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities, (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner and (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

On May 1, 2007, pursuant to a Stock Purchase Agreement, dated as of April 25, 2007, with each of Messrs. William M. Gottwald and John D. Gottwald, we purchased an aggregate of 100,000 shares of Common Stock from Mr. William M. Gottwald and an aggregate of 400,000 shares of Common Stock from Mr. John D. Gottwald, each at a purchase price of $43.36 per share.

On December 10, 2007, pursuant to a Stock Purchase Agreement, dated as of November 30, 2007, with each of Mr. Floyd D. Gottwald, Jr. and Westham Partners, L.P., we purchased an aggregate of 120,000 shares of Common Stock from Mr. Floyd D. Gottwald, Jr. and an aggregate of 1,000,000 shares of Common Stock from Westham Partners, L.P., each at a purchase price of $43.9758 per share of Common Stock. Conagret Corporation is the general partner of Westham Partners L.P. Mr. William M. Gottwald is the president of Conagret Corporation.

On February 8, 2008, pursuant to a Stock Purchase Agreement, dated as of February 5, 2008, with each of (i) Messrs. William M. Gottwald, John D. Gottwald and James T. Gottwald as Trustees of Floyd, Jr.’s Trust (the “Trust”) under the will of Floyd D. Gottwald, (ii) Mr. Floyd D. Gottwald, Jr. and (iii) Westham Partners, L.P., we

purchased an aggregate of 3,000,000 shares of Common Stock from the Trust, an aggregate of 300,000 shares of Common Stock from Mr. Floyd D. Gottwald, Jr., and an aggregate of 700,000 shares of Common Stock from Westham Partners, L.P., each at a price equal to $37.2174 per share of Common Stock.

SECTION 16(A)

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on our review of the forms required by Section 16(a) of the Exchange Act that have been received by us, we believe there has been compliance with all filing requirements applicable to our officers, directors and beneficial owners of greater than 10% of Common Stock, except that John G. Dabkowski, Ronald R. Gardner and Anthony S. Parnell each filed a single late Form 4 due to administrative oversight.

STOCK OWNERSHIP

Principal Shareholders

The following table lists any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who, to our knowledge, was the beneficial owner, as of February 27, 2008, of more than 5% of our outstanding voting shares.

Title of Class	Name and Address of Beneficial Owners	Number of Shares		Percent of Class*
Common Stock	FMR LLC 82 Devonshire Street Boston, Massachusetts 02109	14,374,406	(1)	15.72%

	Steven A. Cohen c/o SAC Capital Advisors, LLC 72 Cummings Point Road Stamford, Connecticut 06902	4,860,561	(2)	5.32%

	JPMorgan Chase & Co. 270 Park Avenue New York, New York 10017	4,639,935	(3)	5.08%

*	Calculated based upon 91,413,676 shares of Common Stock outstanding.
[1]	Based solely on the information contained in Amendment No. 1 to Schedule 13G filed by FMR LLC with the Securities and Exchange Commission (the “SEC”) on February 14, 2008.
[2]

Based solely on the information contained in the Schedule 13G filed with the SEC on January 31, 2008 by: (i) S.A.C. Capital Advisors, LLC (“SAC Capital Advisors”) with respect to shares of Common Stock beneficially owned by S.A.C. Capital Associates, LLC (“SAC Capital Associates”) and S.A.C. Select Fund, LLC (“SAC Select Fund”); (ii) S.A.C. Capital Management, LLC (“SAC Capital Management”) with respect to shares of Common Stock beneficially owned by SAC Capital Associates and SAC Select Fund; (iii) CR Intrinsic Investors, LLC (“CR Intrinsic Investors”) with respect to shares of Common Stock beneficially owned by CR Intrinsic Investments, LLC (“CR Intrinsic Investments”); (iv) Sigma Capital Management, LLC (“Sigma Management”) with respect to shares of Common Stock beneficially owned by Sigma Capital Associates, LLC (“Sigma Capital Associates”); and (v) Steven A. Cohen with respect to shares of Common Stock beneficially owned by SAC Capital Advisors, SAC Capital Management, SAC Capital Associates, SAC Select Fund, CR Intrinsic Investors, CR Intrinsic Investments, Sigma Management and Sigma Capital Associates. The business address of SAC Capital Management and Sigma Management is 540 Madison Avenue, New York, New York 10022. Each of SAC Capital Advisors, SAC Capital Management, CR Intrinsic Investors, Sigma Management and Mr. Cohen disclaim beneficial ownership of any of the shares of Common Stock and SAC Capital Associates disclaims beneficial ownership of any of the shares of Common Stock held by CR Intrinsic Investments.

[3]	Based solely on the information contained in Amendment No. 3 to the Schedule 13G filed by JPMorgan Chase & Co. with the SEC on January 16, 2008.

Directors and Executive Officers

The following table sets forth as of February 27, 2008, the beneficial ownership of Common Stock by each director of the Company, the executive officers named in the Summary Compensation Table on page 22, and all directors and executive officers of the Company as a group.

Name of Beneficial Owner or Number of Persons in Group	Number of Shares with Sole Voting and Investment Power(1)		Number of Shares with Shared Voting and Investment Power		Total Number of Shares		Percent of Class*
J. Alfred Broaddus, Jr.	1,800		—		1,800	(2)	*
Richard J. Diemer, Jr.	119,406		15,000		134,406		*
William M. Gottwald	3,473,968		831,763	(3)	4,305,731		4.71%
R. William Ide III	6,100	(4)	—		6,100		*
Luther C. Kissam, IV	130,857		—		130,857		*
Richard L. Morrill	9,601		1,000		10,601	(5)	*
Seymour S. Preston III	33,462		—		33,462		*
Mark C. Rohr	541,480		—		541,480		*
John Sherman, Jr.	9,950		—		9,950	(6)	*
John M. Steitz	127,526		—		127,526		*
Charles E. Stewart	23,800		—		23,800		*
Harriett Tee Taggart	1,200		—		1,200		*
Anne Marie Whittemore	14,623		700	(7)	15,323		*
Directors and executive officers as a group (13 persons)	4,493,773		848,463		5,342,236		5.84%

*	Except as indicated, each person owns less than 1% of Common Stock.
[1]

The amounts in this column include shares of Common Stock with respect to which certain persons had the right to acquire beneficial ownership within 60 days of February 20, 2008: Mr. Gottwald: 190,000 shares and Mr. Rohr: 300,000 shares.

[2]

Mr. Broaddus has elected to defer all or a part of his retainer fees and/or meeting fees into a deferred stock account under the Deferred Compensation Plan. The phantom shares held in the deferred stock account represent an equivalent number of shares of Common Stock. The phantom shares are not reflected in the table above. See “Compensation of Directors—Deferred Compensation” on page 11.

[3]	Mr. Gottwald disclaims beneficial ownership of all 831,763 such shares.
[4]

Mr. Ide has elected to defer all or a part of his retainer fees and/or meeting fees into a deferred stock account under the Deferred Compensation Plan. The phantom shares held in the deferred stock account represent an equivalent number of shares of Common Stock. The phantom shares are not reflected in the table above. See “Compensation of Directors—Deferred Compensation” on page 11.

[5]

Mr. Morrill has elected to defer all or a part of his retainer fees and/or meeting fees into a deferred stock account under the Deferred Compensation Plan. The phantom shares held in the deferred stock account represent an equivalent number of shares of Common Stock. The phantom shares are not reflected in the table above. See “Compensation of Directors—Deferred Compensation” on page 11.

[6]

Mr. Sherman has elected to defer all or a part of his retainer fees and/or meeting fees into a deferred stock account under the Deferred Compensation Plan. The phantom shares held in the deferred stock account represent an equivalent number of shares of Common Stock. The phantom shares are not reflected in the table above. See “Compensation of Directors—Deferred Compensation” on page 11.

[7]	Ms. Whittemore disclaims beneficial ownership of all 700 such shares.

Stock Ownership Guidelines

Our policy is that all non-employee directors own stock equal to the lesser of 5,000 shares of Common Stock or $150,000 in value after five years of service as a director. We also have stock ownership guidelines that require our named executive officers to maintain direct share ownership equal to 60% of the first two performance unit grants beginning in 2004. New officers after 2004 are required to maintain direct share ownership equal to 60% of the first two grants they receive after becoming an officer. For additional information with respect to our stock ownership guidelines, please see “Compensation Discussion and Analysis” beginning on page 15.

COMPENSATION DISCUSSION AND ANALYSIS

General Philosophy. Albemarle’s compensation philosophy is to:

•	Pay executives a competitive amount of fixed compensation (generally salary and benefits).

•	Reward the achievement of annual goals and objectives with a cash incentive.

•	Reward the creation of long-term sustained shareholder value with the grant of cash and equity.

•	Require executives to be shareholders by holding a material amount of our stock.

•	Provide a competitive level of benefits.

When establishing what is competitive for the Company, the Committee generally considers the median of data from a comparator group in addition to survey information from nationally recognized compensation surveys.

Compensation Program Success

The Executive Compensation Committee (the “Committee”) believes our executive compensation plans have been extremely successful in attracting, retaining and motivating our high-performing executives. The Committee believes the Company has performed at high levels in recent years and that our executive compensation plans have contributed to this success.

As the Committee reviews each element, level and mix of executive compensation, the Committee considers the performance of existing plans against the potential opportunities and headwinds facing the Company. Accordingly, the Committee seeks to maintain programs that work.

Compensation Governance. The Committee is responsible for executive compensation. The Chief Executive Officer, the Vice President, Human Resources and counsel may attend Committee meetings and make recommendations regarding plan design and levels of compensation. However, only Committee members are allowed to vote on decisions made regarding executive compensation.

The Committee engages a compensation consultant to assist in gathering and analyzing data, advising the Committee on compensation standards and trends, and assisting in the implementation of policies and programs. The consultant’s role is to provide independent advice and counsel. Mercer Human Resources Consulting served in this role until August of 2007 when the Committee engaged Pearl Meyer & Partners. The consultant reports directly to the Chair of the Committee and may not work with management without the Chair’s permission. The Committee meets with the consultant, without management present, to discuss our compensation programs. The consultant may provide consulting advice to management outside the scope of executive compensation. All work completed by the consultant, whether for the Committee or management, is subject to the approval of the Committee. The Committee does not delegate authority to its outside advisor or to other parties.

While the Committee will ask for advice and recommendations from management and the consultant, the Committee is responsible for executive compensation and as such:

1.	Sets and annually adjusts executive officer salaries.

2.	Reviews financial and operational goals, performance measures and action plans that will be executed by our business segments and approved by our management. These goals and objectives are reviewed and are subject to acceptance by the entire Board.

3.	Establishes specific goals, objectives and potential rewards for the annual and long-term incentive plans.

4.	Reviews annual and long-term performance against goals and objectives and approves payment of any incentive earned.

5.	Reviews contractual agreements and benefits including supplemental retirement and payments that may be earned upon termination and makes changes as appropriate.

6.	Reviews incentive plan designs and makes changes as appropriate.

7.	Reviews total compensation (using tally sheets) to ensure compensation earned by executive officers is fair and reasonable given performance.

Comparator Group Analysis. In setting 2007 salaries, incentive opportunities and total compensation, the Committee considered levels of compensation paid to the following group of chemical companies (the “Comparator Group”):

Chemtura Corporation	Ferro Corp.	Lubrizol Corp.
Cytec Industries Inc.	FMC Corp.	Olin Corp.
Eastman Chemical Co.	W.R. Grace & Co.	Praxair Inc.
Ecolab Inc.	Hercules Inc.	Rohm and Haas Co.
Engelhard Corp.	International Flavors & Fragrances	Sigma-Aldrich Corp.

The Committee, with input from management and the consultant, annually reviews the companies included in the Comparator Group and may add or eliminate companies based on their size and industry focus.

The Committee has not established target levels of compensation relative to the Comparator Group or survey data. The Committee does not have a rigid or formulaic process to set pay levels. In setting compensation levels, the Committee uses its judgment and considers:

•	the competitive data (Comparator Group and survey data), focusing on the median of the data as a starting point;

•	each executive’s performance;

•	each executive’s scope of responsibility and impact on our performance;

•	internal equity – an executive’s compensation levels relative to his or her peers, direct reports and supervisors; and

•	the CEO’s recommendations for his direct reports.

Components of Compensation

The Company provides executive officers with the components of compensation discussed below. The Committee annually reviews the total of all elements of compensation (and post employment payments), the levels of individual components and the overall compensation component mix. The Committee generally manages individual components of compensation and target total compensation relative to the median of the competitive data. However, as described above, the Committee considers other factors. For 2007, the Committee believed the mix of fixed salary and benefits when added to the potential variability of the annual and long term incentive provided an appropriate mix of financial security, risk and reward. The Committee does not consider the actual amounts earned under the incentive plans when setting the future mix or levels of the various components of compensation. Based on its review, the Committee believes total compensation for each of the named executive officers is reasonable and not excessive.

Base Salaries. Base salary provides an executive officer with a basic level of financial security. Base salary increases (other than for the Chief Executive Officer and Chairman) are recommended by our Chief Executive Officer and subject to review and approval by the Committee and the Board. Base salary increases for our Chief Executive Officer are determined by the Committee and approved by the Board. Base salary increases for the Chairman are determined and approved by the Committee. Effective as of January 1, 2007, the Committee approved the following adjustments and resulting base salaries for the named executive officers:

Executive Officer	2006 Base Salary	Increase	2007 Base Salary
Mark C. Rohr President and Chief Executive Officer	$825,000	$75,000 or 9.1%	$900,000
John M. Steitz Senior Vice President – Business Operations	390,000	35,040 or 9.0%	425,040
Richard J. Diemer, Jr. Senior Vice President and Chief Financial Officer	375,020	25,000 or 6.7%	400,020
Luther C. Kissam, IV Senior Vice President, General Counsel and Secretary	325,020	25,020 or 7.7%	350,040
William M. Gottwald Chairman of the Board	315,000	15,000 or 4.8%	330,000

The executive officers were provided with salary adjustments larger than the median adjustment provided to other employees. This is reflective of the executives’ base salaries being below the median of the competitive data and our executives’ continued outstanding performance, both individually and as a team. Some of our executive officers, after these adjustments, remain below the median of the competitive data. The Committee will continue to act to adjust the salaries of executive officers if their position relative to the competitive market remains below the median and their performance remains outstanding. The Committee is satisfied that each executive officer’s salary, relative to each other, is reasonable and appropriate based on each executive’s responsibilities and performance.

Annual Incentive Plan. The purpose of the annual incentive plan is to reward achievement of annual goals and objectives. Each year, management proposes and the full Board, after ensuring the annual goals and objectives are sufficiently robust, approves the annual goals and objectives. By using goals and objectives thoroughly reviewed by the Board, the Committee rewards participants for achieving performance levels that management has identified and the Board has agreed are key to creating and sustaining shareholder value.

Key features of the annual incentive award include the following:

•	a primary emphasis on sustained Company-wide financial growth as measured by such metrics as net income before special items and working capital efficiency;

•	a qualitative assessment of our strategic achievements in areas of sustainability, stewardship, governance and development of our employees;

•	a structured approach to determine awards;

•	recognition of individual achievement and contribution of participants; and

•	a specified portion of the annual cash bonus is based on the discretion of the Committee.

The Committee, with the input of management, determines how much of the annual incentive will be earned for achievement of each of the various goals and objectives. For 2007, the Committee established the following mix of performance measures:

Goal and/or Objective	Weight
Financial – Annual Net Income Before Special Items	60%
Growth Metric – Reduction in Working Capital	20%
Health, Safety, and Environmental	5%
Strategic Sustainability	15%

Total	100%

The actual targets for each criterion are set by the Committee, taking into consideration our expected performance based upon our business plan and recommendations from management. Net income before special items is defined as net income after tax as reported in our financial disclosures excluding declared special items, if any, as reported throughout the year. Working capital is the difference between current assets and current liabilities as reflected on our balance sheet.

The following table summarizes the threshold, target and superior levels for the annual net income before special items and reduction in working capital metrics for 2007 and the 2007 results. Awards for performance between the identified points are interpolated.

	Threshold Level	Target Level	Superior Level	2007 Results
Annual net income before special items	$195 MM	$214.5 MM	$234 MM	$233 MM
Reduction in working capital	$0	$20 MM	$40 MM	No Reduction

Why did the Committee choose these performance metrics? The Committee chose these performance targets to align the annual incentive plan with our 2007 goals and objectives as established by management and the Board. The Committee chose the relative weights of the performance measures based on the Committee’s desire to emphasize financial results (increasing net income year over year and a reduction in working capital) while maintaining a focus on non-financial initiatives.

The Committee may take into account extraordinary, unusual or infrequently occurring events and transactions to adjust the performance goals used to determine whether or not the annual cash incentive components are met. For example, the Committee may take into account effects of items that were not foreseen or contemplated when the performance goals were set, such as mergers, corporate restructurings, stock splits, or other exceptional, one-time or non-recurring events by backing out the impact of such events on the performance goals being measured.

We believe annual net income before special items and reduction in working capital are appropriate and effective measures of annual Company-wide performance. The threshold level for each performance measure was set based on a level of performance that was believed to be achievable. The target level for each performance measure was set based on a level of performance that was believed to be aggressive, but obtainable. The maximum level for each performance measure was set based on a level of performance that was believed to be realizable, but only as a result of exceptional performance.

We believe financial measures are important but not sufficient to fully assess Company-wide performance. Health, safety and environmental performance consisting of measures to achieve superior personnel safety and environmental performance are key measures. Strategic sustainability goals in areas of strategic concern to the Company are also key measures for annual performance. These included measures of corporate governance, enterprise risk management, emission reductions, sustainability vision communications and reporting, corporate citizenship, consumer advocacy, and people development. Targets and maximum level performance goals are set for each metric with the same philosophy of establishing aggressive, but obtainable performance levels to achieve target level and realizable, but exceptional performance required to achieve the maximum level.

How much can the named executive officers earn? Named executive officers may earn 60% of their salary (80% for the CEO) for achieving target performance levels. At threshold performance, executives earn no incentive. For superior performance, executive officers may earn up to two times target or 120% of salary. Performance between threshold, target and superior is prorated.

The CEO’s maximum is limited by the terms of the plan to $1 million or 121% of his salary. The $1 million limit was set when Albemarle was a substantially smaller company. The Committee does not believe this limit is reasonable and has proposed in the new 2008 Incentive Plan (Proposal 2 in this Proxy Statement) to eliminate this limit. Had the limit not existed, the Chief Executive Officer would have been able to earn up to two times target or 160% of salary. If the new 2008 Incentive Plan is approved by shareholders, the CEO’s maximum opportunity will be two times target as applies to other named executives.

The Committee generally sets the annual incentive opportunity near the median of data from the Comparator Group and survey information. The Committee believes these amounts are competitive and provide an appropriate level of opportunity and reward.

For 2007, the Company achieved an above target but less than superior level of annual net income, but did not reduce working capital. The Committee determined that the Company achieved a below threshold level of performance on Health, Safety and Environmental goals, but an above target level of performance on Strategic Sustainability performance measures. For 2007, the Committee elected to award additional discretionary incentive payments to Messrs. Rohr, Steitz, Kissam and Gottwald to recognize the outstanding contributions of each executive. Based on these results, the Committee awarded the following annual cash incentive awards that were paid in the first quarter of 2008:

Name	2007 Annual Cash Incentive Award
Mark C. Rohr	$1,000,000
John M. Steitz	420,000
Richard J. Diemer, Jr.	330,000
Luther C. Kissam, IV	345,000
William M. Gottwald	300,000

The Long-Term Incentive Plan

We believe it is important to provide our named executive officers with a long-term incentive to promote retention, incent sustainable growth and long-term value creation, and to further align the interests of our named executive officers with those of our shareholders. The Committee grants performance unit awards every other year with a two-year performance period. Performance unit awards are both “performance based” and “time based.” In order for the award to be earned, the Company must achieve certain financial performance. Half of the amount earned vests at the end of the performance period, the other half vests a year later. Upon vesting, awards are paid in stock, net of share withholding for taxes.

The Committee has used an every other year grant methodology since 2004 and has continued it in 2008. The Committee believes granting performance units every other year reflects the long-term nature of the program. The Committee has thoroughly considered the success of the current plan design and a variety of potential changes including annual grants and different performance periods. However, the Committee determined that an every other year grant methodology with a two-year performance period best meets the objectives of the long-term incentive plan.

The Committee granted performance unit awards in 2006 (no awards were granted in 2007) as follows:

2006 Performance Unit Grant
Name	(Threshold Units)	(Target 100%)	(Superior 150%)
Mark C. Rohr	60,000 Units	140,000 Units	210,000 Units
John M. Steitz	20,000 Units	70,000 Units	105,000 Units
Richard J. Diemer, Jr.	20,000 Units	60,000 Units	90,000 Units
Luther C. Kissam, IV	20,000 Units	60,000 Units	90,000 Units
William M. Gottwald	20,000 Units	60,000 Units	90,000 Units

The Committee generally considers the median of data from the Comparator Group and survey information when setting the long-term incentive opportunity. The Committee believes these amounts are competitive and provide an appropriate level of opportunity and reward.

The performance goals require achievement of financial goals over the 2006 and 2007 calendar years and are based on average annual net income before special items. The following table reflects the goals for this award at the respective earned award levels:

	Threshold	Target	Superior
Average annual net income before special items for 2006 and 2007	$114.7 MM	$127.0 MM	$140.0 MM

We believe average net income before special items for the two-year period is an appropriate and effective measure of Company-wide performance. At grant, the threshold level of performance was set based on continuing the level of performance achieved in 2005 and was believed to be achievable. The target level of performance was set based on a 7% compound growth in net income that was believed to be aggressive, but obtainable. The maximum level of performance was set based on a 14% compounded growth in net income that was believed to be realizable, but only with exceptional performance.

Actual performance was outstanding, with average annual net income exceeding $140 million over the performance period with our stock price (on an adjusted basis) increasing from $21 to $41. As a result, one half of the award based on superior performance was vested and paid in the first quarter of 2008; the remaining half will vest and be paid in January 2009.

The Committee considers the performance unit plan a success. The 2006 grant was the second two-year performance cycle grant of performance units. The first grant was made in 2004. Half of the 2004 grant, earned over the 2004 – 2005 performance period, was vested and paid in 2006 and the remaining balance vested and was paid at the beginning of 2007.

In 2008, the Committee granted performance units using the same general structure and performance measures with a performance period of 2008 and 2009.

Restricted Stock Grants

In 2007, the Committee granted certain executive officers restricted stock. The Committee made these grants to support long-term retention of Messrs. Rohr, Steitz, Kissam and Diemer. Each grant begins vesting after three years and vests in equal amounts after the third, fourth and fifth anniversaries of the date of grant. Mr. Rohr’s award may fully vest upon his retirement under the terms of our defined benefit retirement plan if sooner than five years, but only if he retires after the third anniversary of the date of grant. If an executive terminates employment prior to full vesting, except as noted above for Mr. Rohr, any nonvested portion of the grant will be forfeited. In establishing these grants, the Committee considered the performance achievements of the Corporation through the leadership of this executive team, the nature of and competitive environment for top talent, and the strategic needs of the Corporation.

Benefits

The Company provides executive officers with the same benefits provided other Albemarle employees including:

•	Health and dental insurance (portion of costs);

•	Basic life insurance;

•	Long-term disability insurance;

•	Participation in Albemarle’s Savings Plan (401(k) plan), including Company matching;

•	Participation for those executives hired prior to 2004 in our Pension Plan; and

•	Matching charitable contributions.

Executive Deferred Compensation Plan (EDCP). We maintain a deferred compensation plan which covers executives who are limited in how much they can contribute to tax qualified deferred compensation plans. We maintain this plan because we want to encourage executives to save for their retirement. The plan design is intended to mirror what they would have been able to save, including employer contributions absent any statutory limitations. A participant in the EDCP may defer up to 50% of base salary and/or up to 100% of each cash incentive award.

Defined Benefit Plan. Until April 1, 2004, we maintained a traditional defined benefit pension plan. In 2004, we implemented a new defined contribution retirement benefit for all non-represented employees hired on or after April 1, 2004 and limited participation in the defined benefit pension plan to then current participants. Each of our named executive officers, except Mr. Diemer, participates in the defined benefit pension plan. We maintain a supplemental executive retirement plan (“SERP”) to provide participants with the difference between (a) the benefits they would actually accrue under the qualified defined benefit plan but for the maximum benefit limitations under the Internal Revenue Code, and (b) the statutory limitation of the Internal Revenue Code on compensation that may be recognized under the qualified plan. Certain provisions of the SERP also permit the Committee to award key executives additional pension credits related to offset reduction in defined benefit pension as a mid-career hire. This provision was also limited to then current participants in 2004 concurrent with the defined benefit plan changes.

Perquisites. In general, we do not provide our executives with many of the types of perquisites that other companies may offer their executives, such as personal use of the corporate jet or vehicle allowances. For business purposes it may be appropriate for senior management to belong to a golf or social club so that the executives have an appropriate entertainment forum for customers and appropriate interaction with their communities. In such cases, the Committee approves each executive’s eligibility for reimbursement of fees.

Post Termination Payments

Severance Benefit and Change in Control Benefits. We believe that we should provide reasonable severance benefits in the event an executive’s position is eliminated. Severance benefits for executive officers reflect the fact that it may be difficult to find comparable employment within a short period of time. In addition, our senior management and key employees have built our Company into the successful enterprise that it is today, and we believe it is important to provide reasonable protection for them in the event of a change in control and potential loss of employment. It is our belief that the interests of shareholders will be best served if the interests of our senior management are aligned by virtue of this protection. We also believe our arrangement facilitates the recruitment of talented executives by providing protections in the event we are acquired. We believe relative to the overall value of any potential transaction, these potential post-termination change in control benefits are reasonable.

Pursuant to the philosophy above, the Company maintains a plan to provide severance payments to certain of our employees upon either (i) a termination of employment without cause in the absence of a change in control by reason of the elimination of the employee’s position or a change to our organizational structure which results in a redesign of work processes and individual responsibilities affecting two or more individuals, subject to certain exceptions, or (ii) termination of employment by the Company without cause following a change in control, a so-called change in control double-trigger.

In addition, the Committee maintains additional severance compensation agreements with Messrs. Rohr, Steitz, Diemer and Kissam that expire December 31, 2008. These agreements provide severance payments in the event of involuntary terminations after a change of control which are not covered by the above severance plan. We do not have an additional severance compensation agreement with Mr. William M. Gottwald.

The Committee annually reviews the post-employment compensation arrangements. The Committee has determined that both the terms and the payout levels are appropriate to accomplish the stated objective of each arrangement. The Committee considers each of the arrangements described above as part of the analysis it conducted regarding all elements of compensation for each of our named executive officers and determined the reasonableness of each individual element of compensation (including post-employment compensation arrangements) and of the named executive officers’ compensation package as a whole. The Committee also considered the non-competition agreement that the Company would receive from the named executive officer in exchange for any post-employment termination benefits. The Committee believes that these arrangements are generally consistent with those arrangements being offered by the Comparator Group companies and other companies of similar size and complexity. As a result, the Committee believes that the payout amounts under each arrangement are necessary to remain competitive in attracting and retaining executive talent and are reasonable compared to the benefits they provide to us.

As part of its analysis, the Committee annually projects potential severance payments including a tax gross up. The current arrangements provide a tax gross up in the event an excise tax is imposed on change in control payments. We currently cap gross up payments to $5 million for the Chief Executive Officer and $3 million for any other executive. When establishing the mix, levels and design of the various components of compensation, the Committee considers their impact on the potential for a tax gross up with the intent of reducing any potential gross up.

For additional information with respect to these arrangements, please see “Compensation of Executive Officers — Agreements with Executive Officers and Other Potential Payments Upon Termination or a Change in Control” beginning on page 35.

Stock Ownership Guidelines. To further align the interests of members of management with our shareholders, the Company has stock ownership guidelines that require the accumulation and retention of our Common Stock. The guidelines require our named executive officers to maintain direct share ownership equal to 60% of the first two performance units grants beginning in 2004. New officers after 2004 are required to maintain direct share ownership equal to 60% of the first two grants they receive after becoming an officer. The following table provides the number of shares of Common Stock that each of our named executive officers must own:

Name	2007	2008	2009	2010	2011
Mark C. Rohr	48,000	90,000	132,000	132,000	132,000
John M. Steitz	24,000	45,000	66,000	66,000	66,000
Richard J. Diemer, Jr.	—	18,000	36,000	51,000	66,000
Luther C. Kissam, IV	24,000	42,000	60,000	60,000	60,000
William M. Gottwald	24,000	42,000	60,000	60,000	60,000

Each of the named executive officers met their respective stock ownership guidelines in 2007.

Deductibility of Compensation. In determining the total compensation of each named executive officer, the Committee considers the tax deductibility of compensation. The Committee believes it is in our best interests and that of our shareholders to provide compensation that is deductible by the Company. While the Committee intends that all compensation be deductible, there may be instances where potentially non-deducible compensation is provided to reward executives consistent with our compensation philosophy for each compensation element.

EXECUTIVE COMPENSATION COMMITTEE REPORT

The Executive Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management and, based on such review and discussion, recommends to the Board of Directors that it be included in this Proxy Statement.

EXECUTIVE COMPENSATION COMMITTEE

Richard L. Morrill, Chairman

R. William Ide

Seymour S. Preston III

John Sherman, Jr.

Anne Marie Whittemore

February 26, 2008

COMPENSATION OF EXECUTIVE OFFICERS

Total Compensation of Our Named Executive Officers

The following table presents information relating to total compensation of our President and Chief Executive Officer, our Senior Vice President and Chief Financial Officer and our three other highest paid executive officers (the “named executive officers”) for the fiscal years ended December 31, 2007 and 2006.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Stock Awards		Bonus(2)	Option Awards		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation		Total(39)
Mark C. Rohr President and Chief Executive Officer	2007	$900,000	$2,490,971	(3)	$7,200	$—		$992,800	$1,876,589	(6)	$21,750	(8)	$6,289,310
	2006	825,000	2,154,806	(4)	—	15,396	(5)	1,000,000	1,375,783	(7)	11,000	(9)	5,381,985

Richard J. Diemer, Jr. Senior Vice President and Chief Financial Officer	2007	400,020	1,307,315	(10)	130,000	187,344	(12)	330,000	42,978	(14)	272,238	(16)	2,669,895
	2006	375,020	915,400	(11)	29,976	187,333	(13)	450,024	32,235	(15)	106,275	(17)	2,096,263

John M. Steitz Senior Vice President, Business Operations	2007	425,040	1,299,173	(18)	68,400	—		351,600	471,872	(21)	25,876	(23)	2,641,961
	2006	390,000	1,077,403	(19)	52,000	19,773	(20)	468,000	315,888	(22)	11,000	(24)	2,334,064

Luther C. Kissam, IV Senior Vice President, Law and Manufacturing and Secretary	2007	350,040	1,202,595	(25)	55,400	—		289,600	178,004	(28)	29,247	(30)	2,104,886
	2006	325,020	1,006,789	(26)	59,976	97,125	(27)	390,024	118,473	(29)	17,646	(31)	2,015,053

William M. Gottwald Chairman of the Board	2007	330,000	837,470	(32)	27,000	—		273,000	514,206	(35)	11,250	(37)	1,992,926
	2006	315,000	949,456	(33)	—	5,132	(34)	375,000	261,272	(36)	15,073	(38)	1,920,933

[1]

Salary amounts include cash compensation earned by each named executive officer during fiscal year 2007, as well as any amounts earned in fiscal year 2007 but contributed into the 401(k) Plan and/or deferred at the election of the named executive officer into our deferred compensation program. For a discussion of the deferred compensation program and amounts deferred by the named executive officers in fiscal year 2007, including earnings on amounts deferred, please see “Nonqualified Deferred Compensation” beginning on page 35.

[2]

Reflects discretionary amounts awarded above the maximum amounts payable under the annual cash incentive award plan. For a discussion concerning the annual cash incentive award plan, please see “Compensation Discussion and Analysis” beginning on page 15. While such amounts were earned for fiscal year 2007 performance, they were not paid to our named executive officers until February 2008. Also includes a $130,000 bonus paid in 2007 as part of Mr. Diemer’s initial compensation arrangement.

[3]

The amount represents the expense we recognized in fiscal year 2007 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes amounts from awards granted in and prior to fiscal year 2007. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $1,954,096 for the 2007 compensation cost pursuant to FAS 123(R) of a 140,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that will vest 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) based on meeting certain performance targets. Assumes a price per share of $21.525, which represents the closing price of our Common Stock as of the date of grant. These performance unit awards convert 1-for-1 into shares of our

Common Stock upon vesting. Also includes $536,875 for 2007 compensation cost pursuant to FAS 123(R) relating to a restricted stock award of 50,000 shares that were granted in April 2007. The restricted stock grant assumes a price per share of $42.95, which represents the closing price of our Common Stock as of the date of grant. Restricted stock is payable 100% in our Common Stock on vesting date, which is in three increments as of April 2010, 2011, and 2012. For other assumptions, please see Note 14 to our Consolidated Financial Statements beginning on page 65 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Information on individual equity awards granted to Mr. Rohr in fiscal year 2007 is set forth in the section entitled “Grants of Plan-Based Awards” on page 29.

[4]

The amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes amounts from awards granted in and prior to fiscal year 2006. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $1,791,254 for the 2006 compensation cost pursuant to FAS 123(R) of a 140,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that vested 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) if certain performance targets are met. Assumes a price per share of $21.525, which represents the closing price of our Common Stock as of the date of grant. Includes $55,084 for 2006 compensation cost pursuant to FAS 123(R) of 60,000 performance units earned from the grant made in January 2004, which vested in February 2006 (after 24.5 months). These performance units represented 50% of the total award. Also includes $308,468 for the 2006 compensation cost pursuant to FAS 123(R) of an additional 60,000 performance units earned from the grant made in January 2004. This amount represents the remaining 50% distribution of the 2004 performance award, which vests on January 1, 2007 (after 35 months). The performance units earned from the grant made in January 2004 are based on a price per share of $14.995, which represents the closing price of our Common Stock as of the date of grant. These performance unit awards convert 1-for-1 into shares of our Common Stock upon vesting. For other assumptions, please see Note 12 to our Consolidated Financial Statements beginning on page 62 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

[5]

Includes $15,396 for one month of compensation cost pursuant to FAS 123(R) of a 150,000 stock option award granted in January 2003 that vested in January 2006. Assumes a value per share of $3.695 under the Black Scholes fair value model. This amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes the amount from an award granted prior to fiscal year 2006. This amount reflects our accounting expense for this award, and does not correspond to the actual cash value that will be recognized by the named executive officer when received.

[6]

Includes $1,833,489 for the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal year 2007 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and $43,100 for change in nonqualified deferred compensation earnings. For additional information on our pension plans, please see the section entitled “Retirement Benefits” on page 33 and the tables entitled “Pension Benefits” on page 33 and “Nonqualified Deferred Compensation” on page 35. For a full description of the pension plan assumptions used by us for financial reporting purposes, see Note 17 to our consolidated financial statements, which is included in our Annual Report on Form 10-K for the year ended December 31, 2007, and incorporated by reference into this Proxy Statement.

[7]

Includes $1,345,533 for the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal year 2006 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and $30,250 for change in nonqualified deferred compensation earnings.

[8]	Includes contribution of $11,250 to the Albemarle Savings Plan and $10,500 for dividends paid on restricted stock in 2007.
[9]

Includes contribution of $8,125 to the Albemarle Savings Plan and accruals in our non-qualified deferred compensation plan for benefits that could not be provided in the Albemarle Savings Plan of $2,875.

[10]

The amount represents the expense we recognized in fiscal year 2007 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions)

and, accordingly, includes amounts from awards granted in and prior to fiscal year 2007. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $837,470 for the 2007 compensation cost pursuant to FAS 123(R) of a 60,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that vested 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) based on meeting certain performance targets. Assumes a price per share of $21.525, which represents that closing price of our Common Stock as of the date of grant. The performance unit awards convert 1-for-1 into shares of our Common Stock upon vesting. Also includes $147,720 and $322,125 for 2007 compensation costs pursuant to FAS 123(R) relating to restricted stock awards of 40,000 and 50,000 shares that were granted in August 2005 and April 2007, respectively. Assumes a price per share of $18.465 and $42.95, respectively, which represents the closing price of our Common Stock on the date of each of the respective grants. Restricted stock is payable 100% in our Common Stock on the vesting date, which is in August 2010 for the 40,000 shares and is in three equal increments as of April 2010, 2011, and 2012 for the 50,000 shares of restricted stock. For other assumptions, please see Note 14 to our Consolidated Financial Statements beginning on page 65 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Information on individual equity awards granted to Mr. Diemer in fiscal year 2007 is set forth in the section entitled “Grants of Plan-Based Awards” on page 29.

[1][1]

The amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes amounts from awards granted in and prior to fiscal year 2006. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $767,680 for the 2006 compensation cost pursuant to FAS 123(R) of a 60,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that will vest 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) if certain performance targets are met. Assumes a price per share of $21.525, which represents that closing price of our Common Stock as of the date of grant. The performance unit awards convert 1-for-1 into shares of our Common Stock upon vesting. Also includes $147,720 for 2006 compensation cost pursuant to FAS 123(R) relating to a restricted stock award of 40,000 shares that were granted in August 2005. Assumes a price per share of $18.465, which represents the closing price of our Common Stock as of the date of grant. Restricted stock is payable 100% in our Common Stock on the vesting date, which is in August 2010. For other assumptions, please see Note 12 to our Consolidated Financial Statements beginning on page 62 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

[1][2]

Includes $187,344 for twelve months of compensation cost pursuant to FAS 123(R) of a 100,000 stock option award granted in August 2005 that will vest in August 2008. Assumes a value per share of $5.62 under the Black Scholes fair value model. The amount represents the expense we recognized in fiscal year 2007 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes the amount from the award granted prior to fiscal year 2007. This amount reflects our accounting expense for this award, and does not correspond to the actual cash value that will be recognized by the named executive officer when received.

[1][3]

Includes $187,333 for twelve months of compensation cost pursuant to FAS 123(R) of a 100,000 stock option award granted in August 2005 that will vest in August 2008. Assumes a value per share of $5.62 under the Black Scholes fair value model. The amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes the amount from the award granted prior to fiscal year 2006. This amount reflects our accounting expense for this award, and does not correspond to the actual cash value that will be recognized by the named executive officer when received.

[1][4]	Includes $42,978 for change in nonqualified deferred compensation earnings.
[1][5]	Includes $32,235 for change in nonqualified deferred compensation earnings.
[1][6]

Includes contribution of $6,609 to the Albemarle Savings Plan and accruals in our non-qualified deferred compensation plan for benefits that could not be provided in the Albemarle Savings Plan of $4,641, contributions to our defined contribution retirement benefit plan for 2007 of $10,776, $48,527 for taxable relocation expenses relating to temporary living and relocation lump sum allowances which includes $19,842 of tax gross up, $164,831 for non-taxable relocation expenses relating to selling prior residence, moving household goods, and relocation lump sum allowance, $4,193 for airfare related to commuting expenses, $5,961 for car rental and service related to commuting expenses and $26,700 for dividends paid on restricted stock in 2007.

[1][7]

Includes contribution of $1,531 to the Albemarle Savings Plan and accruals in our non-qualified deferred compensation plan for benefits that could not be provided in the Albemarle Savings Plan of $8,985, contributions to our defined contribution retirement benefit plan for 2006 of $10,516, $57,360 for relocation expenses relating to temporary living which includes $23,654 of tax gross up, $6,467 for airfare related to commuting expenses, $8,016 for car rental and service related to commuting expenses and $13,400 for dividends paid on restricted stock in 2006.

[1][8]

The amount represents the expense we recognized in fiscal year 2007 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes the amount from the awards granted in and prior to fiscal year 2007. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $977,048 for the 2007 compensation cost pursuant to FAS 123(R) of a 70,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that will vest 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) based on meeting certain performance targets. Assumes a price per share of $21.525, which represents the closing price of our Common Stock as of the date of grant. These performance unit awards convert 1-for-1 into shares of our Common Stock upon vesting. And includes $322,125 for 2007 compensation cost pursuant to FAS 123(R) relating to a restricted stock award of 50,000 shares that were granted in April 2007. Assumes a price per share of $42.95, which represents the closing price of our Common Stock as of the date of grant. Restricted Stock is payable 100% in our Common Stock on vesting date, which is in (3) three increments as of April 2010, 2011, and 2012. For other assumptions, please see Note 14 to our Consolidated Financial Statements beginning on page 65 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Information on individual equity awards granted to Mr. Steitz in fiscal year 2007 is set forth in the section entitled “Grants of Plan-Based Awards” on page 29.

[1][9]

The amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes the amount from the awards granted in and prior to fiscal year 2006. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $895,627 for the 2006 compensation cost pursuant to FAS 123(R) of a 70,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that will vest 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) if certain performance targets are met. Assumes a price per share of $21.525, which represents the closing price of our Common Stock as of the date of grant. Includes $27,542 for 2006 compensation cost pursuant to FAS 123(R) of 30,000 performance units earned from the grant made in January 2004, which vested in February 2006 (after 24.5 months). These performance units represented 50% of the total award. And includes $154,234 for the 2006 compensation cost pursuant to FAS 123(R) of an additional 30,000 performance units earned from the grant made in January 2004. This amount represents the remaining 50% distribution of the 2004 performance award, which vests on January 1, 2007 (after 35 months). The performance units earned from the grant made in January 2004 are based on a price per share of $14.995, which represents the closing price of our Common Stock as of the date of grant. These performance unit awards convert 1-for-1 into shares of our Common Stock upon vesting. For other assumptions, please see Note 12 to our Consolidated Financial Statements beginning on page 62 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

[20]

The amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes the amounts from the awards granted prior to fiscal year 2006. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $4,106 for one month of compensation cost pursuant to FAS 123(R) of a 40,000 stock option award granted in January 2003 that vested in January 2006. Assumes a value per share of $3.695 under the Black Scholes fair value model. Also includes $15,667 for six months of compensation cost pursuant to FAS 123(R) of a 100,000 stock option award granted in July 2000 that vested in July 2006. Assumes a value per share of $3.76 under the Black Scholes fair value model.

[2][1]

Includes $460,520 for the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal year 2007 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and $11,352 for change in nonqualified deferred compensation earnings.

[2][2]

Includes $307,388 for the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal year 2006 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and $8,500 for change in nonqualified deferred compensation earnings.

[2][3]

Includes contribution of $11,250 to the Albemarle Savings Plan, $10,500 for dividends paid on restricted stock in 2007 and $4,126 for spouse travel on a business trip which includes $1,702 of tax gross up.

[2][4]

Includes contribution of $7,688 to the Albemarle Savings Plan and accruals in our non-qualified deferred compensation plan for benefits that could not be provided in the Albemarle Savings Plan of $3,312.

[2][5]

The amount represents the expense we recognized in fiscal year 2007 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes amounts from awards granted in and prior to fiscal year 2007. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $837,470 for the 2007 compensation cost pursuant to FAS 123(R) of a 60,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that will vest 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) based on meeting certain performance targets. Assumes a price per share of $21.525, which represents the closing price of our Common Stock as of the date of grant. These performance unit awards convert 1-for-1 into shares of our Common Stock upon vesting. And includes $43,000 and $322,125 for 2007 compensation cost pursuant to FAS 123(R) relating to a restricted stock awards of 10,000 and 50,000 shares that were granted in September 2004 and April 2007, respectively. Assumes a price per share of $17.20 and $42.95, respectively, which represents the closing price of our Common Stock as of the date of grants. Restricted stock is payable 100% in our Common Stock on vesting date, which is in September 2007 for the 10,000 shares and is in (3) three increments as of April 2010, 2011, and 2012 for the 50,000 shares. For other assumptions, please see Note 14 to our Consolidated Financial Statements beginning on page 65 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Information on individual equity awards granted to Mr. Kissam in fiscal year 2007 is set forth in the section entitled “Grants of Plan-Based Awards” on page 29.

[2][6]

The amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes amounts from awards granted in and prior to fiscal year 2006. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $767,680 for the 2006 compensation cost pursuant to FAS 123(R) of a 60,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that will vest 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) if certain performance targets are met. Assumes a price per share of $21.525, which represents the closing price of our Common Stock as of the date of grant. Includes $27,542 for 2006 compensation cost pursuant to FAS 123(R) of 30,000 performance units earned from the grant made in January 2004, which vested in February 2006 (after 24.5 months). These performance units represented 50% of the total award. And includes $154,234 for the 2006 compensation cost pursuant to FAS 123(R) of an additional 30,000 performance units earned from the grant made in January 2004. This amount represents the remaining 50% distribution of the 2004 performance award, which vests on January 1, 2007 (after 35 months). The performance units earned from the grant made in January 2004 are based on a price per share of $14.995, which represents the closing price of our Common Stock as of the date of grant. These performance unit awards convert 1-for-1 into shares of our Common Stock upon vesting. And includes $57,333 for 2006 compensation cost pursuant to FAS 123(R) relating to a restricted stock award of 10,000 shares that were granted in September 2004. Assumes a price per share of $17.20, which represents the closing price of our Common Stock as of the date of grant. Restricted stock is payable 100% in our Common Stock on vesting date, which is in September 2007. For other assumptions, please see Note 12 to our Consolidated Financial Statements beginning on page 62 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

[2][7]

Includes $97,125 for nine months of compensation cost pursuant to FAS 123(R) of a 100,000 stock option award granted in September 2003 that vested in September 2006. Assumes a value per share of $3.885 under the Black Scholes fair value model. The amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes amounts from the award granted prior to fiscal year 2006. This amount reflects our accounting expense for this award, and does not correspond to the actual cash value that will be recognized by the named executive officer when received.

[2][8]

Includes $171,752 for the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal year 2007 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and $6,252 for change in nonqualified deferred compensation earnings.

[2][9]

Includes $113,222 for the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal year 2006 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and $5,251 for change in nonqualified deferred compensation earnings.

[30]	Includes contribution of $11,250 to the Albemarle Savings Plan, country club dues of $3,447 and dividends on restricted stock of $14,550.
[3][1]

Includes contribution of $5,417 to the Albemarle Savings Plan, accruals in our non-qualified plan for deferred compensation benefits that could not be provided in the Albemarle Savings Plan of $5,583, country club dues of $3,296 and dividends on restricted stock of $3,350.

[3][2]

The amount represents the expense we recognized in fiscal year 2007 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes amounts from awards granted in and prior to fiscal year 2007. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $837,470 for the 2007 compensation cost pursuant to FAS 123(R) of a 60,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that will vest 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) based on meeting certain performance targets. Assumes a price per share of $21.525, which represents the closing price of our Common Stock as of the date of grant. These performance unit awards convert 1-for-1 into shares of our Common Stock upon vesting. For other assumptions, please see Note 14 to our Consolidated Financial Statements beginning on page 65 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

[3][3]

The amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes amounts from awards granted in and prior to fiscal year 2006. This amount reflects our accounting expense for these awards, and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Includes $767,680 for the 2006 compensation cost pursuant to FAS 123(R) of a 60,000 performance unit award granted in February 2006 calculated at 150%, maximum level, that will vest 50% in 2008 (after 23 months) and 50% in 2009 (after 35 months) if certain performance targets are met. Assumes a price per share of $21.525, which represents the closing price of our Common Stock as of the date of grant. Includes $27,542 for 2006 compensation cost pursuant to FAS 123(R) of 30,000 performance units earned from the grant made in January 2004, which vested in February 2006 (over 24.5 months). These performance units represented 50% of the total award. And includes $154,234 for the 2006 compensation cost pursuant to FAS 123(R) of an additional 30,000 performance units earned from the grant made in January 2004. This amount represents the remaining 50% distribution of the 2004 performance award, which vests on January 1, 2007 (over 35 months). The performance units earned from the grant made in January 2004 are based on a price per share of $14.995, which represents the closing price of our Common Stock as of the date of grant. These performance unit awards convert 1-for-1 into shares of our Common Stock upon vesting. For other assumptions, please see Note 12 to our Consolidated Financial Statements beginning on page 62 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

[3][4]

Includes $5,132 for one month of compensation cost pursuant to FAS 123(R) of a 50,000 stock option award granted in January 2003 that vested in January 2006. Assumes a value per share of $3.695 under the Black

Scholes fair value model. The amount represents the expense we recognized in fiscal year 2006 for financial statement reporting purposes in accordance with FAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, includes the amount from the award granted prior to fiscal year 2006. This amount reflects our accounting expense for this award, and does not correspond to the actual cash value that will be recognized by the named executive officer when received.

[3][5]

Includes $506,740 for the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal year 2007 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and $7,466 for change in nonqualified deferred compensation earnings.

[3][6]

Includes $256,522 for the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal year 2006 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and $4,750 for change in nonqualified deferred compensation earnings.

[3][7]	Includes contribution of $11,250 to the Albemarle Savings Plan.
[3][8]

Includes contribution of $7,772 to the Albemarle Savings Plan, $4,073 related to personal use of our airplane and accruals in our non-qualified plan for benefits that could not be provided in the qualified savings plan of $3,228.

[3][9]

The amount of salary, cash incentive award and Non-Equity Incentive Plan Compensation for each of the named executive officers represents the following proportion of total compensation in 2006 and 2007:

	Year Ended
Name	2006	2007
Mark C. Rohr	34%	30%
Richard J. Diemer, Jr.	41%	32%
John M. Steitz	39%	32%
Luther C. Kissam, IV	38%	33%
William M. Gottwald	36%	32%

Grants of Plan-Based Awards

The 2003 Incentive Plan serves as the core program for the performance-based compensation components of our named executive officers’ total compensation. In early 2003, our shareholders approved the 2003 Incentive Plan which defines the incentive arrangements for eligible participants and:

•

authorizes the granting of annual cash incentive awards, stock options, stock appreciation rights, performance shares, restricted stock and other incentive awards, all of which may be made subject to the attainment of performance goals recommended by management and approved by the Committee;

•	provides for the enumeration of the business criteria on which an individual’s performance goals are to be based; and

•	establishes the maximum share grants or awards (or, in the case of incentive awards, the maximum compensation) that can be paid to a participant in the 2003 Incentive Plan.

With the exception of significant promotions and new hires, generally equity awards are made at the first meeting of the Executive Compensation Committee each year following the availability of the financial results for the prior year. The Executive Compensation Committee’s schedule is determined several months in advance, and the proximity of any awards to earnings announcements or other market events is coincidental. Our last grant of performance unit awards was in February 2008 for the calendar year 2008 and 2009 periods. We did not make any performance unit grants in 2007. This timing was selected because it enables us to consider our prior year performance and the participants and our expectations for the next two-year period.

The following table presents information regarding grants of plan-based awards to our named executive officers during the fiscal year ended December 31, 2007.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	(#)	($)
Mark C. Rohr		$0	$720,000	$1,000,000
	4/10/2007				50,000	$2,147,500
Richard J. Diemer, Jr.		$0	$240,012	$480,024
	4/10/2007				50,000	$2,147,500
John M. Steitz		$0	$255,024	$510,048
	4/10/2007				50,000	$2,147,500
Luther C. Kissam, IV		$0	$210,024	$420,048
	4/10/2007				50,000	$2,147,500
William M. Gottwald		$0	$198,000	$396,000

[1]	For additional information with respect to the annual cash incentive award plan, please see “Compensation Discussion and Analysis” beginning on page 15.
[2]

On April 10, 2007, the Executive Compensation Committee approved a grant of 50,000 shares of restricted stock under the 2003 Incentive Plan to each of Messrs. Rohr, Diemer, Kissam and Steitz. The shares of restricted stock granted to Mr. Rohr will vest in three equal increments beginning on the third anniversary of the award, unless Mr. Rohr elects to retire under our defined benefit retirement plan at any time following the third anniversary of the award. In such event, any unvested portion of the award will become vested and non-forfeitable upon retirement. The shares of restricted stock granted to Messrs. Diemer, Kissam and Steitz vest in three equal increments beginning on the third anniversary of the award. If any such individual terminates his employment with us for any reason prior to the full vesting of such award, the unvested portions of such award will be forfeited.

[3]

Represents the grant date fair value of the award determined in accordance with FAS 123(R). Assumes a price per share of $42.95, which was the closing price of our Common Stock on the NYSE on the date of grant.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning the number and value of unexercised options, SARs and similar instruments, nonvested stock (including restricted stock, restricted stock units or other similar instruments) and incentive plan awards for the named executive officers outstanding as of the end of the fiscal year ended December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units or Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark C. Rohr	150,000				$11.725	January 30, 2012
	150,000				$12.915	January 29, 2013
							50,000	$2,062,500	(1)(2)
										210,000	$8,662,500	(1)(3)
Richard J. Diemer, Jr.			100,000	(4)	$18.465	August 14, 2015
							40,000	$1,650,000	(1)(5)
							50,000	$2,062,500	(1)(2)
										90,000	$3,712,500	(1)(3)
John M. Steitz							50,000	$2,062,500	(1)(2)
										105,000	$4,331,250	(1)(3)
Luther C. Kissam, IV							50,000	$2,062,500	(1)(2)
										90,000	$3,712,500	(1)(3)
William M. Gottwald	50,000	(6)			$12.875	April 21, 2008
	50,000				$10.00	June 22, 2009
	40,000				$12.19	January 24, 2011
	50,000				$11.725	January 30, 2012
	50,000				$12.915	January 29, 2013
										90,000	$3,712,500	(1)(3)

[1]	Based on the closing price on December 31, 2007. Used last reported price of $41.25.
[2]

Reflects 50,000 shares of restricted stock granted on April 10, 2007, that cliff vests in three equal increments as of the third, fourth and fifth anniversaries as of the date of grant, April 10, 2010, 2011 and 2012. Dividends are paid on these shares of restricted stock.

[3]

Each of the named executive officers received a performance unit award grant in 2006 that will vest 50% in 2008 and 50% in 2009 based on meeting certain performance targets. Assumes 100% vesting of the award which represents the maximum. The performance unit award converts 1-for-1 into shares of our Common Stock upon vesting. In February 2008, the Executive Compensation Committee determined that our actual performance was outstanding, with average annual net income exceeding $140 million over the performance period with our stock price (on an adjusted basis) increasing from $21 to $41. As a result, one half of the award based on superior performance was vested and paid in the first quarter of 2008; the remaining half will vest and be paid in January 2009. See “Compensation Discussion and Analysis” beginning on page 15.

[4]	Ten-year option that cliff vests in full on August 15, 2008. Cliff vesting means that until August 15, 2008, there is no vesting, at which point the option becomes fully vested.
[5]	Reflects 40,000 shares of restricted stock granted on August 15, 2005, that cliff vest in full on August 15, 2010. Dividends are paid on these shares of restricted stock.
[6]	On February 11, 2008, Mr. Gottwald exercised this option in full.

Option Exercises and Stock Vested

The following table presents information concerning the exercise of stock options, SARs and similar instruments and the vesting of stock (including restricted stock, restricted stock units and similar instruments) for the named executive officers during the fiscal year ended December 31, 2007.

OPTION EXERCISES AND STOCK VESTED

	Option Awards				Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark C. Rohr					60,000	$2,159,400	(1)
	200,000	(2)	$5,553,200	(2)
	50,000	(3)	$1,648,160	(3)
	78,700	(4)	$2,626,176	(4)
	21,300	(5)	$706,313	(5)
	100,000	(6)	$3,056,400	(6)
	50,000	(7)	$1,551,450	(7)
Richard J. Diemer, Jr.	—		—		—	—
John M. Steitz					30,000	$1,079,700	(1)
	100,000	(8)	$3,170,280	(8)
	36,000	(9)	$1,104,086	(9)
	40,000	(10)	$1,245,362	(10)
	40,000	(11)	$1,197,762	(11)
Luther C. Kissam, IV					30,000	$1,079,700	(1)
					10,000	$426,700	(12)
	100,000	(13)	$2,830,130	(13)
William M. Gottwald					30,000	$1,079,700	(1)

[1]

At the end of the two-year performance period for the performance units granted in 2004 under the 2003 Incentive Plan, each of the named executive officers were awarded performance units equal to twice the number of performance units set forth herein. The first 50% of the performance unit awards vested on February 16, 2006. The amount shown above reflects the value of the remaining 50% of the performance units that vested on January 1, 2007. Each performance unit that vested on January 1, 2007, per the Notice of the Performance Unit Award was valued at $35.99 per share, the closing price of our Common Stock on the NYSE on the first business day in January, which was January 3, 2007.

[2]	On March 5, 2007, Mr. Rohr exercised and sold options for 200,000 shares of Common Stock at a grant price of $12.875 and a sales price of $40.641.
[3]	On May 21, 2007, Mr. Rohr exercised and sold options for 50,000 shares of Common Stock at a grant price of $10.00 and a sales price of $42.9632.
[4]	On May 21, 2007, Mr. Rohr exercised and sold options for 78,700 shares of Common Stock at a grant price of $9.59375 and a sales price of $42.9632.
[5]	On May 22, 2007, Mr. Rohr exercised and sold options for 21,300 shares of Common Stock at a grant price of $9.59375 and a sales price of $42.754.
[6]	On May 22, 2007, Mr. Rohr exercised and sold options for 100,000 shares of Common Stock at a grant price of $12.19 and a sales price of $42.754.
[7]	On May 22, 2007, Mr. Rohr exercised and sold options for 50,000 shares of Common Stock at a grant price of $11.725 and a sales price of $42.754.
[8]	On February 26, 2007, Mr. Steitz exercised and sold options for 100,000 shares of Common Stock at a grant price of $11.15625 and a sales price of $42.85905 (stock split adjusted).
[9]	On February 26, 2007, Mr. Steitz exercised and sold options for 36,000 shares of Common Stock at a grant price of $12.19 and a sales price of $42.85905 (stock split adjusted).
[10]	On February 26, 2007, Mr. Steitz exercised and sold options for 40,000 shares of Common Stock at a grant price of $11.725 and a sales price of $42.85905 (stock split adjusted).
[11]	On February 26, 2007, Mr. Steitz exercised and sold options for 40,000 shares of Common Stock at a grant price of $12.915 and a sales price of $42.85905 (stock split adjusted).
[12]	Reflects 10,000 shares of restricted stock which vested on September 22, 2007 based on the closing price on September 21, 2007 of $42.67.
[13]	On May 17, 2007, Mr. Kissam exercised and sold options for 100,000 shares of Common Stock at a grant price of $13.725 and a sales price of $42.0263.

Retirement Benefits

Pension Benefits Table

In 2004, we implemented a new defined contribution retirement benefit for all non-represented employees hired on or after April 1, 2004. Non-represented employees hired prior to that date continue to participate in our defined benefit pension plan. The following table presents information concerning each of our defined benefit plans that provides for payments or other benefits to our named executive officers at, following, or in connection with retirement. To the extent benefits payable at retirement exceed amounts that may be payable under applicable provisions of the Code, they will be paid under the SERP. This table also includes the amounts that would be payable under the qualified pension plan and the SERP.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)(4)	Payments During Last Fiscal Year ($)
Mark C. Rohr	Albemarle Corporation Pension Plan	8.9025	$243,550	$—
	Albemarle Corporation Supplemental Executive Retirement Plan	8.75	$4,717,431	$—
Richard J. Diemer, Jr.	N/A	N/A	N/A	N/A
John M. Steitz	Albemarle Corporation Pension Plan	7.5225	$133,676	$—
	Albemarle Corporation Supplemental Executive Retirement Plan	7.4167	$1,036,203	$—
Luther C. Kissam, IV(3)	Albemarle Corporation Pension Plan	4.3325	$51,734	$—
	Albemarle Corporation Supplemental Executive Retirement Plan	4.25	$288,157	$—
William M. Gottwald	Albemarle Corporation Pension Plan	11.3333	$395,720	$—
	Albemarle Corporation Supplemental Executive Retirement Plan	26.9975	$1,674,978	$—

[1]

The differences in service between the qualified pension plan and the SERP are generally due to rounding differences. The qualified plan bases credited service hours worked during the year, whereas the SERP bases credited service on the completed years and months of employment. However, Mr. Gottwald’s credited service in the SERP includes service with NewMarket Corporation (formerly Ethyl Corporation), which increases the present value of accumulated SERP benefits by approximately $1.2 million.

[2]

For the qualified pension plan, pension earnings is W2 earnings plus salaried deferrals under Code Section 125 and 401(K), less imputed income, severance pay, 50% of cash incentive awards, and other types of allowances and bonuses, and limited by the 401(a)(17) pay limit. However, SERP pay for the named executive officers other than Mr. Gottwald is based on base pay plus 100% of cash incentive awards paid during the fiscal year. For Mr. Gottwald, SERP pay is equal to the qualified pension plan earnings without limits, plus any contributions to the nonqualified deferred compensation plans.

[3]

The short service SERP formula requires five years of service for vesting. Accordingly, Mr. Kissam is not vested in approximately $221,000 of the present value of accumulated SERP benefits resulting from the short service SERP formula.

[4]

The present value of accumulated benefits including supplements, if any, are based on the benefits payable at age 60, the earliest age at which unreduced benefits are payable. The following FAS 87 assumptions as of December 31, 2006 and December 31, 2007, respectively, were used to determine the above present values:

•	discount rate of 5.90% and 6.50%;

•	payment form of a life annuity with a 60 month guarantee of payments from the qualified plan, and a lump sum from the SERP;

•	mortality based on the RP2000 combined healthy table with mortality improvements projected to 2006 and 2013; and

•	no termination, withdrawal, disability, or death is assumed before retirement age.

The benefit formula under the pension plan is based on the participant’s final average earnings, which are defined as the average of the highest three consecutive calendar years’ earnings (base pay plus 50% of incentive awards paid in any fiscal year) during the 10 consecutive calendar years immediately preceding the date of determination. However, for participants who retire on or after December 31, 2010, final average earnings shall be determined as of December 31, 2010, except that for participants who retire on or after December 31, 2015, final average earnings shall be determined as of December 31, 2012, and for participants who retire on or after December 31, 2020, final average earnings shall be determined as of December 31, 2014. The years of pension benefit service for the named executive officers as of December 31, 2007 are: Messrs. Gottwald, 27; Rohr, 9; Steitz, 8; and Kissam, 5. Benefits under the pension plan are computed on the basis of a life annuity with 60 months of guaranteed payments. The benefits listed in the above compensation table are not subject to deduction for Social Security or other offset payments.

Supplemental Executive Retirement Plan. We maintain a SERP in the form of a non-qualified pension plan that provides eligible individuals the difference between the benefits they actually accrue under the qualified plan but for the maximum benefit limitations and the limitation on compensation pursuant to the Code that may be recognized under the qualified plan and deferrals of their compensation under our Executive Deferred Compensation Plan. These benefits are paid at the time and in the form corresponding benefits are paid under the qualified pension plan, except that all such benefits are paid in one lump sum payment.

In addition to the retirement benefits provided under our defined pension plan and the SERP, which are reflected in the table above, certain key employees may be granted special pension service benefits equal to 4% per annum of the employee’s average pay over his or her last three years multiplied by the number of years of service to us up to 15 years, net of certain other benefits received from us (including amounts received under the qualified and non-qualified plans) and Social Security; these benefits vest only after the employee has completed five years of service with us and are paid out in the form of a 100% survivor annuity with 60 payments guaranteed, on the later of (1) age 55 (65 if the employee has not completed at least 10 years of service with us and is not disabled), and (2) the employee’s separation from service (except that for key employees as defined under relevant law, not earlier than six months after the employee’s separation from service). All such benefits shall be paid in one lump sum payment. These benefits have been granted to Messrs. Rohr, Kissam and Steitz. In addition, certain key employees may be granted special pension benefits based on their service and compensation with Ethyl Corporation; these benefits are vested at all times and are paid out in the form of a 100% survivor annuity with 60 payments guaranteed, on the later of (1) age 55 (65 if the employee has not completed at least 10 years of service with us and is not disabled), and (2) the employee’s separation from service (except that for key employees as defined under relevant law, no earlier than six months after the employee’s separation from service). Effective February 1, 2006, all such benefits will be paid in one lump sum payment. Such benefits have been provided to Mr. William M. Gottwald. All benefits under the SERP will be immediately paid if, within 24 months following a change in control, a participant’s employment is terminated by us or the participant resigns due to a change or diminution of responsibilities or compensation, a reduction of benefit level or eligibility, or refusal by a successor company to assume the participant’s severance agreement.

In 2005, we amended and restated the SERP. Some of the amendments to the SERP were made to ensure compliance with Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004 (“Code Section 409A”), which imposes new restrictions and requirements that must be satisfied in order to assure the deferred taxation of benefits as intended by the SERP. The SERP was further amended in 2005 to freeze Final Average Compensation (as defined in the SERP) as of December 31, 2010 for participants who retire after December 31, 2010, other than for participants who retire after December 31, 2015 or December 31, 2020 for whom Final Average Compensation will be frozen as of December 31, 2012 and December 31, 2014, respectively, consistent with the changes under our qualified defined benefit retirement plan.

Nonqualified Deferred Compensation

The following table presents information concerning each of our defined contribution or other plans that provides for the deferral of compensation of our named executive officers on a basis that is not tax qualified.

NONQUALIFIED DEFERRED COMPENSATION(1)

Name	Executive Contributions in Last FY ($)(2)	Registrant Contributions in Last FY ($)(3)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Mark C. Rohr	$1,162,527	$—	$515,696	—	$3,440,531
Richard J. Diemer, Jr.	654,459	24,000	131,122	—	961,465
John M. Steitz	27,004	—	55,062	—	107,296
Luther C. Kissam, IV	—	—	29,102	—	29,244
William M. Gottwald	231,813	—	155,171	—	894,165

[1]	Amounts reflected are based on activities recorded by the plan trustee, Merrill Lynch, as of December 31, 2007.
[2]	All amounts are reported as compensation to the named executive officers in the Summary Compensation Table.
[3]	Contributions made in 2007 relate to fiscal year 2006.
[4]

Ending balances include phantom stock contributions made in 2007 for fiscal year 2006 of the following amounts: Mr. Rohr: $37,063, Mr. Diemer: $15,986, Mr. Steitz: $9,700, Mr. Kissam: $5,251 and Mr. Gottwald: $6,428.

Executive Deferred Compensation Plan. Company contributions that cannot be made under our qualified employee savings plan because of limitations under the Internal Revenue Code of 1986, as amended, are credited under our Executive Deferred Compensation Plan (the “EDCP”). In addition to the savings plan make-up contributions, an EDCP participant may elect to defer up to 50% of his or her salary and/or 100% of each cash incentive award paid in a year. Such amounts are deferred and will be paid at specified intervals during employment or after retirement, or in a lump sum upon termination of employment. For eligible employees hired after March 31, 2004, the EDCP also provides a supplemental benefit of 5% of compensation in excess of amounts that may be recognized under the tax-qualified savings plan. Executives who participate in the defined contribution plan may receive an additional credit under the EDCP each year equal to 5% of actual cash incentive award to fulfill their full defined contribution pension credit under the non-qualified EDCP plan. The 5% supplemental benefit increases to a 6% supplemental benefit commencing with an employee’s 10th anniversary of employment, and to 7% at the 20th anniversary of employment. The amounts credited in the EDCP relative to the defined contribution vest only upon completion of five years of service with us.

Agreements with Executive Officers and Other Potential Payments Upon Termination or a Change in Control

In December 2006, we approved a severance compensation program for certain of our executive officers, pursuant to which we entered into severance compensation agreements with each of Messrs. Rohr, Steitz, Diemer and Kissam. The severance compensation agreements replaced compensation arrangements with Messrs. Rohr, Diemer and Kissam that contained severance and change in control provisions. In addition, we do not have any severance compensation agreement with Mr. William M. Gottwald.

In December 2006, we adopted the Albemarle Corporation Severance Pay Plan, or SPP. The SPP provides severance payments to certain of our employees upon either (i) a termination of employment without cause in the absence of a change in control by reason of the elimination of the employee’s position or a change to our organizational structure which results in a redesign of work processes and individual responsibilities affecting two or more individuals, subject to certain exceptions, or (ii) termination of employment by us without cause following a change in control. Any participant who is also party to a severance compensation agreement discussed below is only eligible to receive payments under the SPP triggered in the absence of a change in control. For purposes of the SPP, change in control has the same meaning as in the severance compensation agreements. For additional information with respect to these arrangements, please see “Compensation Discussion and Analysis” beginning on page 15.

The employees eligible to participate in the SPP are employees located in the United States, including those on expatriate assignments outside of the United States, who have been nominated for participation by our Chief Executive Officer and approved by the Committee.

Payments under the SPP will be paid in a lump sum and consist of (i) with respect to payments triggered in the absence of a change in control, the sum of (x) one year of the employee’s base salary in effect at the time of termination and (y) the target cash incentive award for the employee for the year in which the employee is terminated, and (ii) with respect to payments triggered following a change in control, the sum of (x) the greater of the employee’s base salary prior to the date of termination and the employee’s base salary prior to the change in control and (y) the greater of the amount of the employee’s actual cash incentive award for the year preceding the date on which the change in control occurs and the employee’s target cash incentive award for the year in which the change in control occurs.

The term of the SPP is indefinite, but it may be amended or ended at any time in the absence of a change in control and, after any such change in control, no amendment or termination will be effective with respect to any employee unless such employee consents. The SPP expires two years after the date of any change in control. Mr. William M. Gottwald does not participate in the SPP.

The estimated payments and benefits for each named executive officer (other than Mr. Gottwald) due to an employment termination without cause absent a change in control by reason of the elimination of the employee’s position or a change to our organizational structure which results in a redesign of work processes and individual responsibilities affecting two or more individuals, assuming the triggering event took place on December 31, 2007 would be approximately as follows:

	Mark C. Rohr	John M. Steitz	Richard J. Diemer, Jr.	Luther C. Kissam, IV
Estimated payments	$1,620,000	$680,064	$640,032	$560,064

The severance compensation agreements provide that, in the event of a change in control, upon termination of employment by us other than for cause (as defined in the severance compensation agreements), upon death after the execution of a definitive agreement which results in a change in control, or upon good reason for resignation (as defined in the severance compensation agreements), the executive will be entitled to (i) base salary and vacation pay accrued through the termination date, for the year in which the termination occurs, (ii) accrued annual cash incentive award, (iii) a lump sum severance payment further described below, (iv) vesting of any outstanding but unvested stock options and restricted stock, (v) payment of earned performance units for completed performance periods, (vi) payment of performance units for the then current performance period, calculated based on actual performance for the completed portion of the performance period and the target amount for the remainder of the unfinished performance period, (vii) the elimination of certain offsets for the short service benefits under our SERP, (viii) other insurance and counseling benefits, and (ix) tax gross-up payments for any excise taxes imposed on the executive in connection with payments made under the relevant severance compensation agreement, not to exceed $5,000,000 with respect to Mr. Rohr or $3,000,000 with respect to each of the others. Due to the methodology required to calculate tax gross-ups, the Committee expects that gross-up amounts will diminish over time as performance unit awards are earned and vested, thereby increasing the earnings upon which excise tax obligations are determined.

The severance payments referenced in clause (iii) of the previous paragraph consist of the product of (x) the lesser of (a) two and (b) the number of years until the executive’s anticipated normal retirement date (defined in accordance with our pension plan), but not less than one; multiplied by (y) the sum of the executive’s annual base salary and the greater of (A) the amount of the executive’s actual annual cash incentive award for the year preceding the date of the change in control and (B) the amount of the executive’s target cash incentive award for the year in which the change in control occurs. The severance payments are subject to reduction if the severance payments exceed certain Code limits by up to $100,000.

The severance compensation agreement contains a one-year non-competition agreement for which the executive will receive consideration equal to one year’s base salary and incentive award compensation and which, if materially breached, will entitle us to recover the payment. The severance payment will also be offset by the payment to the executive for the non-competition agreement.

The severance compensation agreements originally had terms extending through December 31, 2007, subject to automatic additional one-year term extensions unless either the Committee or the executive notifies the other of the desire not to extend. These agreements were extended through December 31, 2008.

For purposes of the severance compensation agreements and the SPP, “change in control” means:

•

any person or group, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (excluding Mr. Floyd D. Gottwald, members of his family and any affiliate), becoming, directly or indirectly, the beneficial owner of 20% or more of the combined voting power of our then outstanding voting securities; provided, however, in the event such person or group becomes the beneficial owner of 20% or more, and less than 30%, of such voting securities, the directors who were directors prior to December 13, 2006 or whose nomination or election was recommended or approved by directors who were directors prior to December 13, 2006, or continuing directors, as defined below, determine by a vote of at least two-thirds of the continuing directors that such event does not constitute a change in control,

•

as a result of a reorganization, merger, share exchange or consolidation (each, a business combination), contested election of directors, or a combination of any such items, the continuing directors cease to constitute a majority of our or any successor’s board of directors within two years of the last of such transaction(s), or

•

our shareholders approve a business combination, subject to certain exceptions, one of which exceptions is that all or substantially all of the beneficial owners of our outstanding voting securities immediately prior to such business combination own more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors resulting from the business combination in substantially the same proportions as immediately prior to such business combination.

•

Continuing directors means any member of our Board of Directors, while a member of that Board of Directors, and (i) who was a member of our Board of Directors prior to December 13, 2006, or (ii) whose subsequent nomination for election or election to our Board of Directors was recommended or approved by a majority of the continuing directors.

In the event of the hypothetical occurrence of both (i) a change of control and (ii) a concurrent termination of a named executive officer in accordance with such named executive officer’s severance compensation agreement and assuming these events took place on December 31, 2007, and the price per share of our Common Stock is $41.25 per share, the closing market price as of that date, each named executive officer will be entitled to the following estimated payments and accelerated vesting:

	Mark C. Rohr	John M. Steitz	Richard J. Diemer, Jr.	Luther C. Kissam, IV		William M. Gottwald*
Lump sum severance payment(1)	$1,900,000	$945,040	$880,020	$800,040		$	N/A
Tax gross-up(2)	3,429,795	2,017,137	2,274,303	1,821,135			N/A
Fair market values of accelerated equity compensation(3)	1,102,037	1,102,037	2,023,016	1,102,037			N/A
Payment for performance units(4)	8,662,500	4,331,250	3,712,500	3,712,500			3,712,500
Elimination of offsets under SERP	145,969	88,033	N/A	190,871	(5)		N/A
Counseling and other insurance benefits(6)	60,344	61,262	60,308	60,499			N/A
Non-competition agreement(7)	1,900,000	945,040	880,020	800,040			N/A

Total	$17,200,645	$9,489,799	$9,830,167	$8,487,122			$3,712,500

*	Mr. William M. Gottwald does not have a severance compensation agreement; however, performance units pay out under the terms of the 2003 Incentive Plan.

[1]

Upon termination following a change in control, a lump sum severance would be paid to the executive equal to two times annual salary and incentive award (the higher of target incentive award or actual incentive award paid in the year preceding a change in control) reduced by the amount of the non-competition payment, as reflected above.

[2]	Gross-up of excise tax is subject to a maximum payment as described above.
[3]	Upon a change in control, all unvested stock options and restricted stock held by a participant under our incentive compensation programs will immediately vest and be non-forfeitable.
[4]	Upon a change in control,
(i)	any performance units which have been earned but not yet vested, will become vested and non-forfeitable and paid to the named executive officer on the date of the change in control;
(ii)	that portion of the unearned performance units described in clause (iii) below will become vested and non-forfeitable and paid to the named executive officer on the date of the change in control;
(iii)	the number of performance units to be vested and paid in accordance with clause (ii) above will equal the greater of:

(A)	the target number of performance units granted to a named executive officer; and
(B)	a number of performance units based on our actual performance against the performance criteria for the performance units for that portion of the performance period elapsed up to the end of the most recently completed calendar quarter prior to the date of the change in control and based on target performance during the balance of such performance period.
[5]	This amount reflects $53,930 for the value of Mr. Kissam’s social security offset under the SERP and $136,941 for the value of his immediate vesting of SERP benefits under the short service formula.
[6]

This amount includes outplacement counseling not to exceed $25,000, financial counseling not to exceed $10,000 and the value of the continuation of medical benefits for two years following termination.

[7]

The executive will receive a lump sum non-competition payment equal to one year of annual salary plus cash incentive award (as calculated per lump sum severance above) at termination of employment in return for an agreement not to compete for a one year period following termination of employment.

Equity Compensation Plan Information

The following table presents information as of December 31, 2007 with respect to compensation plans under which shares of our Common Stock are authorized for issuance. The table does not include securities that may be issuable under either the 2008 Incentive Plan or the 2008 Directors Plan, each of which are being submitted to shareholders for approval at the Meeting and have not yet been implemented.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(2)
Equity Compensation Plans Approved by Shareholders
1994 Incentive Plan	63,334	$12.88	—	(3)
1998 Incentive Plan	1,111,000	$12.07	—	(4)
2003 Incentive Plan(5)	1,481,500	$22.01	2,802,500
2006 Stock Plan for Non-Employee Directors(6)	—	—	137,400
Equity Compensation Plans Not Approved by Shareholders(7)	—	—	—

Total	2,655,834	$17.63	2,939,900

[1]	There are no outstanding warrants or rights.

[2]	Amounts exclude any securities to be issued upon exercise of outstanding options.
[3]	As permitted under the terms of the 1994 Plan, we approved an amendment to the 1994 Plan effective December 30, 2002 canceling all authorized shares remaining for future grants or awards.
[4]	As permitted under the terms of the 1998 Plan, we approved an amendment to the 1998 Plan effective October 1, 2003 canceling all authorized shares remaining for future grants or awards.
[5]	If the 2008 Incentive Plan is approved at the Meeting, it will replace the 2003 Incentive Plan.
[6]

The 2006 Stock Compensation Plan for Non-Employee Directors permits the grant of shares of stock to each of our non-employee Directors. The maximum aggregate number of shares of Common Stock that may be issued under the 2006 Directors Plan is 150,000 shares. If the 2008 Directors Plan is approved at the Meeting, it will replace the 2006 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation.

[7]	We do not have any equity compensation plans that have not been approved by shareholders.

THE AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of five independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee approves the selection of our independent registered public accounting firm.

Management is responsible for our disclosure controls, internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to report thereon to the Board of Directors. In this context, the Audit Committee has met privately with management, the internal auditors and PricewaterhouseCoopers LLP, our independent registered public accounting firm, all of whom have unrestricted access to the Audit Committee.

The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the scope of the auditor’s responsibilities whether there are any significant accounting adjustments or any disagreements with management.

The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with PricewaterhouseCoopers LLP that firm’s independence from the Company.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP. Based on this review and these discussions, the representation of management that the consolidated financial statements were prepared in accordance with generally accepted accounting principles and the report of PricewaterhouseCoopers LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2007 to be filed with the Securities and Exchange Commission.

The Audit Committee also reviews with management and the independent registered public accounting firm the results of that firm’s review of the unaudited financial statements that are included in our quarterly reports on Form 10-Q.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a written policy for the provision of audit services and permitted non-audit services by our independent registered public accounting firm. Our chief financial officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance.

Under the policy, the chief financial officer is responsible for presenting to the Audit Committee an annual budget and plan for audit services and for any proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm. The presentation must be in sufficient detail to define clearly the services included. Any services included within the budget and plan that the Audit Committee approves require no further Committee approval for that budget year. All other audit and permissible non-audit engagements of the independent registered public accounting firm must be approved in advance by the Audit Committee. The pre-approval requirements do not prohibit the delivery of permissible non-audit services that were not recognized as non-audit services at the time of the engagement so long as (1) all such services are less than 5% of revenues paid to the independent registered public accounting firm for the fiscal year and (2) the services are approved by the Audit Committee prior to completion of the audit.

Fees Billed by PricewaterhouseCoopers LLP

The Audit Committee reviews the fees charged by our independent registered public accounting firm. During the fiscal years ended December 31, 2007 and December 31, 2006, PricewaterhouseCoopers LLP billed us the approximate fees set forth below in connection with services rendered by that firm to us.

	2007	2006
Audit Fees	$2,926,000	$3,463,000
Audit-Related Fees	40,000	86,000
Tax Fees	383,000	658,000
All Other Fees	6,000	5,000

Total fees	$3,355,000	$4,212,000

Audit Fees. Audit fees include professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements, including its assessment of our internal control over financial reporting, and the reviews of the financial statements included in our quarterly reports on Form 10-Q. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, implementation of new financial and accounting reporting standards and consents and assistance with review of documents filed with the Securities and Exchange Commission.

Audit-Related Fees. Audit-related fees include reviews of our employee benefit plans, due diligence related to mergers and acquisitions, audits in connection with acquisitions, and consultation on certain financial accounting and reporting standards. For 2007 and 2006, amounts billed to us were primarily related to employee benefit plan audits.

Tax Fees. Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes (“compliance”), and planning, research and advice supporting our efforts to maximize the tax efficiency of its operations (“planning”). For the fiscal years ended December 31, 2007 and December 31, 2006, payments for compliance totaled $353,000 and $460,000, respectively, and payments for planning were $30,000 and $198,000, respectively.

All Other Fees. All other fees consist of a licensing fee for software that provides access to authoritative guidance dealing with financial reporting rules and regulations.

THE AUDIT COMMITTEE

J. Alfred Broaddus, Jr., Chairman

Seymour S. Preston III, Vice Chairman

John Sherman, Jr.

Charles E. Stewart

Harriett Tee Taggart

February 26, 2008

PROPOSAL NO. 2

APPROVAL OF THE ALBEMARLE CORPORATION 2008 INCENTIVE PLAN

The Board proposes that the shareholders approve the Albemarle Corporation 2008 Incentive Plan (the “2008 Plan”), adopted by the Board on February 27, 2008, subject to the approval of our shareholders. The 2008 Plan permits the grant of (a) options to purchase shares of Common Stock from us, (b) stock appreciation rights (“SARs”), (c) restricted stock and restricted stock units, (d) performance units and performance shares, and (e) cash-based and other stock-based awards.

We have provided stock-based compensation opportunities for our executives and key employees through the 2003 Plan. If the shareholders approve the 2008 Plan, the Executive Compensation Committee has indicated that it does not intend thereafter to approve additional grants or awards under the 2003 Plan and shares of Common Stock remaining unused under the 2003 Plan will be cancelled.

The Board believes that a significant percentage of an executive’s compensation should be based on the attainment of pre-established performance goals and objectives. The 2008 Plan is intended to further that result.

The Board believes that the 2008 Plan will benefit us by (a) assisting it in recruiting and retaining employees with ability and initiative, (b) providing greater incentive for our employees and (c) enabling such employees to participate in our future success and to associate their interests with ours and our shareholders and, in turn, to create additional shareholder value.

The following summary of the material features of the 2008 Plan is qualified in its entirety by reference to the 2008 Plan, a copy of which is attached as an annex to the electronic copy of this Proxy Statement filed with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission’s website at http://www.sec.gov.

Administration

The Executive Compensation Committee will administer the 2008 Plan. The Executive Compensation Committee will have the authority to select the individuals who will participate in the 2008 Plan (“Participants”) and to grant options, SARs, restricted stock and restricted stock units, performance shares and performance units and cash-based and other stock-based awards upon such terms (not inconsistent with the terms of the 2008 Plan) as the Executive Compensation Committee considers appropriate. In addition, the Executive Compensation Committee will have complete authority to interpret all provisions of the 2008 Plan, to prescribe the form of notices or agreements evidencing awards under the 2008 Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the 2008 Plan and to make all other determinations necessary or advisable for the administration of the 2008 Plan, including revising the terms of the Plan as they apply to non-U.S. employees, to comply with local law.

The Executive Compensation Committee may delegate its authority to administer the 2008 Plan to one of our officers. The Executive Compensation Committee, however, may not delegate its authority with respect to individuals who are subject to Section 16 of the Exchange Act. As used in this summary, the term “Administrator” means the Executive Compensation Committee and any delegate, as appropriate.

Eligibility

Any employee of us or an affiliate is eligible to participate in the 2008 Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of us or our affiliates. We are not able to estimate the number of individuals that the Administrator will select to participate in the 2008 Plan or the type or size of awards that the Administrator will approve. Therefore, the benefits to be allocated to any individual or to various groups of individuals are not presently determinable.

Awards

Options. Options granted under the 2008 Plan may be incentive stock options (“ISOs”) or nonqualified stock options. An option entitles the Participant to purchase shares of Common Stock from us at the option price. The option price will be fixed by the Administrator at the time the option is granted, but the price cannot be less than the per share fair market value on the date of grant (or, with respect to ISOs, in the case of a holder of more than 10 percent of our outstanding voting securities, 110 percent of the per share fair market value). The option price may be paid in cash, a cash equivalent acceptable to the Administrator, with shares of Common Stock, by a cashless broker-assisted exercise, or a combination thereof, or any other method accepted by the Executive Compensation Committee.

Options may be exercised in whole or in part at such times and subject to such conditions as may be prescribed by the Administrator, provided that an option shall be exercisable after a period of time specified by the Administrator which may not be less than three years (except that options may become partially exercisable after a period of at least one year so long as the entire option grant does not become exercisable in less than three years). The maximum period in which an option may be exercised will be fixed by the Administrator at the time the option is granted but cannot exceed 10 years (five years for ISOs granted to a holder of more than 10 percent of our outstanding voting securities). No employee may be granted ISOs (under the 2008 Plan or any other of our plans) that are first exercisable in a calendar year for Common Stock having an aggregate fair market value (determined as of the date the option is granted) exceeding $100,000.

SARs. Under the 2008 Plan, SARs generally entitle the Participant to receive with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess of the fair market value of a share of Common Stock on the date of exercise over the initial value of the SAR. The initial value of the SAR is the fair market value of a share of Common Stock on the date of grant.

SARs may be exercised at such times and subject to such conditions as may be prescribed by the Administrator, provided that an SAR shall be exercisable after a period of time specified by the Administrator which may not be less than three years (except that SARs may become partially exercisable after a period of at least one year so long as the entire SAR grant does not become exercisable in less than three years). The maximum period in which an SAR may be exercised will be fixed by the Administrator at the time the SAR is granted. The amount payable upon the exercise of an SAR may, in the Administrator’s discretion, be settled in cash, Common Stock, or a combination of cash and Common Stock or any other manner approved by the Administrator.

Restricted Stock and Restricted Stock Units. The 2008 Plan also permits the grant of restricted stock and restricted stock units. Restricted stock units are similar to restricted stock except that no shares are actually granted on the grant date of the award. An award of restricted stock or restricted stock units will be forfeitable or otherwise restricted until conditions established at the time of the award are satisfied. These conditions may include, for example, a requirement that the Participant complete a specified period of service or the attainment of certain performance objectives. Any restrictions imposed on an award of restricted stock or restricted stock units will be prescribed by the Administrator; restricted stock and restricted stock units shall vest over a period of at least three years (except that such stock and units may partially vest after a period of at least one year so long as the entire award does not fully vest earlier than three years after grant). Restricted stock and restricted stock units may, in the Administrator’s discretion, be settled in cash, Common Stock, or a combination of cash and Common Stock or any other manner approved by the Administrator.

Performance Units and Performance Shares. The 2008 Plan also provides for the award of performance units and performance shares. A performance share award entitles a Participant to receive a payment equal to the fair market value of a specific number of shares of Common Stock A performance unit award is similar to a performance share award except that a performance unit award is not necessarily tied to the value of Common Stock. The Administrator will prescribe the conditions that must be satisfied before an award of performance units or performance shares is earned. These conditions may include, for example, a requirement that the Participant complete a specified period of service or the attainment of certain performance objectives which, under the terms of the 2008 Plan, must be for a period of at least one year except in the event of a participant’s death, disability or retirement, or a change in control of Albemarle. To the extent that performance units or performance shares are earned, the obligation may be settled in cash, Common Stock or a combination of cash and Common Stock.

Cash-Based and Other Stock-Based Awards. The 2008 Plan also allows the Administrator to make cash-based and other stock and equity-based awards to Participants on such terms and conditions as the Administrator prescribes. To the extent that any cash-based and other stock and equity-based awards are granted, they may, in the Administrator’s discretion, be settled in cash or Common Stock.

Transferability

In general, options, SARs, restricted stock and restricted stock units, and performance shares and performance units will be nontransferable except by will or the laws of descent and distribution. If provided in the agreement governing the grant, options that are not ISOs may be transferred by the Participant and exercisable by the transferees provided that no award may be transferred for value (in accordance with General Instruction A.1.(a)(5) to Form S-8).

Performance Objectives

The Executive Compensation Committee may prescribe that (a) an option or SAR is exercisable, (b) an award of restricted stock or restricted stock units is vested or transferable or both, (c) that performance units or performance shares are earned, or (d) that payment under a cash-based or other stock-based award is earned only upon the attainment of certain performance objectives. Such performance objectives may be based on one or more of our, our affiliates’ or a business unit’s (a) net earnings or net income (before or after taxes); (b) earnings per share (basic or diluted); (c) net sales or revenue growth; (d) net operating profit; (e) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (f) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (g) earnings before or after taxes, interest, depreciation, and/or amortization; (h) gross or operating margins; (i) productivity ratios; (j) share price (including, but not limited to, growth measures and total shareholder return); (k) expense targets; (l) margins; (m) operating efficiency; (n) market share; (o) customer satisfaction; (p) working capital targets; (q) economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (r) health, safety and environmental performance; and (s) corporate advocacy metrics.

Change in Control

The 2008 Plan provides that in the event of a change in control of Albemarle, any of the following may occur, in accordance with the applicable award agreement: (i) replacement awards of equal value to the award being replaced shall be provided to participants; (ii) outstanding options and SARs will become exercisable, outstanding awards of restricted stock and restricted stock units will become transferable and nonforfeitable, and each performance unit and performance share will be earned and converted into cash, Common Stock, or a combination of cash and Common Stock; or (iii) all outstanding awards will be cancelled and terminated and a payment of cash made or shares of stock delivered to participants, equal in value to the cancelled award.

Share Authorization

The maximum aggregate number of shares of Common Stock that may be issued under the 2008 Plan is 3.0 million shares. This limitation will be adjusted as the Executive Compensation Committee determines is appropriate in the event of a change in the number of outstanding shares of Common Stock by reason of a stock dividend, stock split, combination, reclassification, recapitalization or other similar event. The terms of outstanding awards and the limitations on individual grants also will be adjusted as the Executive Compensation Committee determines is appropriate to reflect such changes.

Individual Limitations

No individual may be granted or awarded in any calendar year options covering more than 200,000 shares of Common Stock in the aggregate. In addition, no individual in any calendar year may be awarded, in the aggregate, options, SARs, restricted stock and restricted stock units, performance shares and performance units or cash-based or other stock-based awards covering more than 200,000 shares of Common Stock.

Amendment and Termination

No option, SAR, restricted stock or restricted stock unit award, performance share or performance unit award or cash-based or other stock-based award may be granted under the 2008 Plan after April 30, 2018. The Board may, without further action by shareholders, terminate the 2008 Plan in whole or in part. The Board also may amend the 2008 Plan, except that no material amendment of the Plan or an amendment that increases the number of shares of Common Stock that may be issued under the 2008 Plan will become effective and no option or SAR will be repriced, replaced or regranted through cancellation until it is approved by shareholders. Any amendment of the 2008 Plan must comply with the rules of the NYSE.

Federal Income Tax Consequences

We have been advised by counsel regarding the federal income tax consequences of the 2008 Plan. No income is recognized by a Participant at the time an option or SAR is granted. If the option is an ISO, no income will be recognized upon the Participant’s exercise of the option (except that the alternative minimum tax may apply). Income is recognized by a Participant when he disposes of shares acquired under an ISO. The exercise of a nonqualified stock option or SAR generally is a taxable event that requires the Participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price. If a Participant disposes of shares acquired under an ISO before two years after the ISO was granted, or before one year after the ISO was exercised, this is a “disqualifying disposition” and the Participant will recognize ordinary income equal to the excess of the amount received for the shares over the option price.

Income is recognized on account of the award of restricted stock and performance shares when the shares first become transferable or are no longer subject to a substantial risk of forfeiture unless the Participant makes an election to recognize income currently under Section 83(b) of the Code. At that time the Participant recognizes income equal to the fair market value of the Common Stock.

A Participant will recognize ordinary income equal to any cash that is paid and the fair market value of Common Stock (on the date that the shares are first transferable and not subject to a substantial risk of forfeiture) that is received in settlement of an award of performance units or restricted stock units, and payment of a cash-based award.

We generally will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR or upon the taxability to the recipient of restricted stock and performance shares, the settlement of a performance unit or restricted stock unit, and the payment of a cash-based or other stock-based award (subject to tax limitations on our deductions in any year that certain remuneration paid to certain executives exceeds $1 million). The amount of the deduction is equal to the ordinary income recognized by the Participant. We will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO unless the Participant has made a “disqualifying disposition” of the shares acquired on exercise of the ISO, in which case we will be entitled to a deduction at the same time and in the same amount as the Participant’s recognition of ordinary income.

Vote Required

The approval of the 2008 Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock cast on the 2008 Incentive Plan, provided that the total vote cast on the 2008 Incentive Plan represents over 50% of the outstanding shares of Common Stock. Abstentions and broker non-votes will have no effect on the proposal to approve the 2008 Incentive Plan, provided that the total vote cast on the proposal to approve the 2008 Incentive Plan represents over 50% of the outstanding shares of Common Stock.

The Board recommends that shareholders vote “FOR” the Albemarle Corporation 2008 Incentive Plan.

PROPOSAL NO. 3

APPROVAL OF 2008 STOCK COMPENSATION PLAN FOR NON-EMPLOYEE

DIRECTORS OF ALBEMARLE CORPORATION

The Board of Directors proposes that the shareholders approve the 2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation (the “2008 Directors Plan”), adopted by the Board of Directors on February 27, 2007, subject to the approval of our shareholders. The 2008 Directors Plan permits the grant of shares of Common Stock to each of our non-employee Directors. If the 2008 Directors Plan is approved by the shareholders, it will replace the 2006 Directors Plan.

The Board of Directors believes that the 2008 Directors Plan will benefit us by (1) providing greater incentive for our directors and (2) enabling such directors to participate in our future success and to associate their interests with ours and those of our shareholders and, in turn, to create additional shareholder value.

The following summary of the material features of the 2008 Directors Plan is qualified in its entirety by reference to the 2008 Directors Plan, a copy of which is attached as an annex to the electronic copy of this Proxy Statement filed with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission’s website at http://www.sec.gov.

Administration

The Corporate Governance and Social Responsibility Committee (the “CGSRC”) will administer the 2008 Directors Plan. The CGSRC will interpret all provisions of the 2008 Directors Plan, establish administrative regulations to further the purpose of the 2008 Directors Plan and take any other action necessary for the proper operation of the 2008 Directors Plan. All decisions and acts of the CGSRC shall be final and binding upon all participants in the 2008 Directors Plan.

Eligibility

Each non-employee who is a director on the effective date of the 2008 Directors Plan or who thereafter becomes a director shall be a participant in the 2008 Directors Plan (a “participant”) until the non-employee director is no longer serving as a non-employee director. The Board of Directors currently includes nine non-employee directors.

Grant of Shares

Beginning at the Meeting and on the date of each annual meeting of shareholders thereafter, we will grant to each participant that number of restricted shares of Common Stock equal to the annual retainer fee (which is initially $68,000) divided by the closing share price on the New York Stock Exchange on the date of grant. For fiscal 2008 only, the number of shares issued to each participant at the Meeting will be reduced by the number of shares previously received by such participant in fiscal 2008. The shares granted under the 2008 Directors’ Plan will vest on such date as is determined by the CGSRC; with respect to the 2008 grant, such shares will vest on the one year anniversary of the Meeting. If an individual becomes a participant after January 1st of a given year, such participant will receive a pro rata number of shares based on the number of days remaining in the year, valued at the closing share price on the NYSE on the later of the date the individual becomes a director and the date of that year’s annual meeting of shareholders. The Board will have the authority to increase the amount of shares of Common Stock issued to each participant during a calendar year, but in no event will more than 2,000 shares be issued to a participant during any calendar year. In the event of a change in capital, shares of capital stock, or any special distribution to our shareholders, the Board will make equitable adjustments in the number of shares of Common Stock that have been, or thereafter may be, granted to participants.

Share Authorization

The maximum aggregate number of shares of Common Stock that may be issued under the 2008 Directors Plan is 100,000 shares.

Amendment and Termination

The Board may amend, suspend or terminate the 2008 Directors Plan, but no such amendment shall, (1) increase the number of shares of Common Stock that may be granted to any participant, except as previously described in “Grant of Shares” above, or (2) increase the total number of shares of Common Stock that may be granted under the 2008 Directors Plan; provided, however, that the 2008 Directors Plan may not be amended more than once every six months other than to comply with changes in the Code or any rules or regulations promulgated thereunder. Any amendment of the 2008 Directors Plan must comply with the rules of the NYSE.

Federal Income Tax Consequences

With respect to shares of Common Stock granted under the 2008 Directors Plan, when such shares of Common Stock become vested, each participant must recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock received. We will receive a deduction for the same amount at that time.

The tax treatment upon disposition of shares of Common Stock acquired under the 2008 Directors Plan will depend on how long the shares of Common Stock have been held. There will be no tax consequences to us upon the disposition of shares of Common Stock acquired under the 2008 Directors Plan.

Other Information

The following table sets forth the anticipated annual benefits to be received by non-employee directors under the 2008 Directors Plan:

New Plan Benefits

2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation

	Dollar Value(1)	Number of Shares(2)
Each Individual Non-Employee Director	$68,000	1,648
Non-Executive Director Group (9 persons)(3)	$612,000	14,832

[1]	These values are based on $41.25 per share, the closing price of Common Stock on the NYSE on December 31, 2007.
[2]	Assumes that we grant to each participant 1,648 shares of Common Stock ($68,000 worth of shares of Common Stock) on the date of the annual meeting of shareholders each calendar year.
[3]	Assumes no change in the number of non-employee directors and that each non-employee director remains in office.

Vote Required

The approval of the 2008 Directors Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock cast on the 2008 Directors Plan, provided that the total vote cast on the 2008 Directors Plan represents over 50% of the outstanding shares of Common Stock. Abstentions and broker non-votes will have no effect on the proposal to approve the 2008 Directors Plan, provided that the total vote cast on the proposal to approve the 2008 Directors Plan represents over 50% of the outstanding shares of Common Stock.

The Board recommends that shareholders vote “FOR” the 2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending December 31, 2008. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting with an opportunity to make a statement and to be available to respond to appropriate questions.

PricewaterhouseCoopers LLP’s principal function is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the financial statements included in our quarterly reports.

The Board of Directors and Audit Committee recommend that shareholders vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Appointment of our independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. Under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

SHAREHOLDER PROPOSALS

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2009 annual meeting of shareholders must present such proposal to our Secretary at our principal office at 451 Florida Street, Baton Rouge, Louisiana 70801 not later than November 21, 2008, in order for the proposal to be considered for inclusion in our Proxy Statement. We anticipate holding the 2009 annual meeting on Wednesday May 13, 2009.

Our bylaws provide that a shareholder entitled to vote for the election of directors may nominate persons for election to the Board of Directors by delivering written notice to our Secretary. With respect to an election to be held at an annual meeting of shareholders, such notice generally must be delivered not later than the close of business on the ninetieth day nor earlier than the close of business on the one-hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting. With respect to an election to be held at a special meeting of shareholders, such notice must be delivered not earlier than the close of business on the one-hundred twentieth day prior to such special meeting, and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such special meeting.

The shareholder’s notice must include

•	as to each person whom the shareholder proposes to nominate for election as a director:

•

all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Exchange Act; and

•	such person’s written consent to being named in the Proxy Statement as a nominee and to serving as such a director if elected; and

•	as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

•	the name and address of such shareholder, as they appear on our books, and of such beneficial owner;

•	the class and number of shares of our capital stock that are owned beneficially and of record by such shareholder and such beneficial owner;

•

a representation that the shareholder is a holder of record of our Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

•

a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to elect the nominee and/or (2) otherwise to solicit proxies from shareholders in support of such nomination.

The Secretary must receive written notice of a shareholder proposal to be acted upon at the 2009 annual meeting not later than the close of business on January 30, 2009, nor earlier than the close of business on December 31, 2008.

In order for a shareholder to bring other business before a shareholder meeting, timely notice must be received by us within the time limits described in the immediately preceding paragraph. The shareholder’s notice must contain:

•	as to each matter:

•	a brief description of the business desired to be brought before the meeting;

•

the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our bylaws, the language of the proposed amendment);

•	the reasons for conducting such business at the meeting;

•	any material interest in such business of such shareholder and for the beneficial owner, if any, on whose behalf the proposal is made; and

•	as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, the information described above with respect to the shareholder proposing such business.

The requirements found in our bylaws are separate from and in addition to the requirements of the Securities and Exchange Commission that a shareholder must meet to have a proposal included in our Proxy Statement.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Electronic Access of Proxy Materials and Annual Reports

This Proxy Statement and our Annual Report on Form 10-K are available on our Internet website at http://www.albemarle.com/Investor_information/Financial_information/Annual_reports/. Shareholders can elect to access future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Providing these documents over the Internet will reduce our printing and postage costs and the number of paper documents shareholders would otherwise receive. We will notify shareholders who consent to accessing these documents over the Internet when such documents will be available. Once given, a shareholder’s consent will remain in effect until such shareholder revokes it by notifying us otherwise at Secretary, Albemarle Corporation, 451 Florida Street, Baton Rouge, Louisiana 70801. Shareholders of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement and shareholders of record voting by telephone or over the Internet can choose this option by following the instructions provided by telephone or over the Internet, as applicable. Beneficial owners whose shares are held in street name should refer to the information provided by the institution that holds such beneficial owner’s shares and follow the instructions on how to elect to access future proxy statements and annual reports over the Internet, if this option is provided by such institution. Paper copies of these documents may be requested by writing us at Investor Relations, Albemarle Corporation, 451 Florida Street, Baton Rouge, Louisiana 70801 or by telephoning (225) 388-7402.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The Securities and Exchange Commission rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses. Shareholders of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement and shareholders of record voting by telephone or over the Internet can choose this option by following the instructions provided by telephone or over the Internet, as applicable. Once given, a shareholder’s consent will remain in effect until such shareholder revokes it by notifying our Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareholders of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting our investor relations department as described above.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our investor relations department as described above. Beneficial owners with the same address who receive more than one proxy statement and Annual Report on Form 10-K may request delivery of a single proxy statement and Annual Report on Form 10-K by contacting our investor relations department as described above.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if any other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors

Luther C. Kissam, IV, Secretary

Annex A

Albemarle Corporation

2008 Incentive Plan

Effective April 30, 2008

Albemarle Corporation

2008 Incentive Plan

Article 1. Establishment, Purpose, and Duration

1.1 Establishment. Albemarle Corporation, a Virginia corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Albemarle Corporation 2008 Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1	“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.1.

1

2.3	“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4	“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.7	“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8	“Cause” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion:

(a)	Willful failure to substantially perform his or her duties as an Employee (for reasons other than physical or mental illness) after reasonable notice to the Participant of that failure;

(b)	Misconduct that materially injures the Company or any Subsidiary or Affiliate;

(c)	Conviction of, or entering into a plea of nolo contendere to, a felony; or

(d)	Breach of any written covenant or agreement with the Company or any Subsidiary or Affiliate.

2.9	“Change of Control” means the occurrence of any of the following events:

(i)	any Person, or “group” as defined in section 13(d)(3) of the Securities Exchange Act of 1934, becomes, directly or indirectly, the Beneficial Owner of 20% or more of the combined voting power of the then outstanding securities of the Corporation that are entitled to vote generally for the election of the Corporation’s directors (the “Voting Securities”) (other than as a result of an issuance of securities by the Corporation approved by Continuing Directors, or open market purchases approved by Continuing Directors at the time the purchases are made). However, if any such Person or “group” becomes the Beneficial Owner of 20% or more, and less than 30%, of the Voting Securities, the Continuing Directors may determine, by a vote of at least two-thirds of the Continuing Directors, that the same does not constitute a Change in Control;

2

(ii)	as the direct or indirect result of, or in connection with, a reorganization, merger, share exchange or consolidation (a “Business Combination”), a contested election of directors, or any combination of these transactions, Continuing Directors cease to constitute a majority of the Corporation’s board of directors, or any successor’s board of directors, within two years of the last of such transactions;

(iii)	the shareholders of the Corporation approve a Business Combination, unless immediately following such Business Combination, (1) all or substantially all of the Persons who were the Beneficial Owners of the Voting Securities outstanding immediately prior to such Business Combination Beneficially Own more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Corporation resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Corporation through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Voting Securities, (ii) no Person (excluding any employee benefit plan or related trust of the Corporation or the Corporation resulting from such Business Combination) Beneficially Owns 30% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Corporation resulting from such Business Combination, and (iii) at least a majority of the members of the board of directors of the Corporation resulting from such Business Combination are Continuing Directors.

b.	For purposes of this Section 2.9, the following terms shall have the meanings set forth below:

(A)	Affiliate and Associate shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement (the “Exchange Act”).

(B)	Beneficial Owner means that a Person shall be deemed the “Beneficial Owner” and shall be deemed to “beneficially own,” any securities:

(i)	that such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly;

(ii)	that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable

3

immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that, a Person shall not be deemed to be the “Beneficial Owner” of, or to “beneficially own,” securities tendered pursuant to a tender or exchange offer made by such Person or any such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(iii)	that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with the applicable provisions of the General Rules and Regulations under the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iv)	that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associates thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in ‘the proviso to subsection (iii) of this definition) or disposing of any voting securities of the Corporation provided, however, that notwithstanding any provision of this definition, any Person engaged in business as an underwriter of securities who acquires any securities of the Corporation through such Person’s participation in good faith in a firm commitment underwriting registered under the Securities Act of 1933, shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” such securities until the expiration of forty days after the date of acquisition; and provided, further, that in no case shall an officer or director of the Corporation be deemed (1) the beneficial owner of any securities beneficially owned by another officer or director of the Corporation solely by reason of actions undertaken by such persons in their capacity as officers or directors of the Corporation; or (2) the beneficial owner of securities held of record by the trustee of any employee benefit plan of the Corporation or any Subsidiary of the Corporation for the benefit of any employee of the Corporation or any Subsidiary of the Corporation, other than the officer or director, by reason of any influences that such officer or director may have over the voting of the securities held in the trust.

4

(C)	Continuing Directors means any member of the Corporation’s Board, while a member of that Board, and (i) who was a member of the Corporation’s Board prior to December 13, 2007, or (ii) whose subsequent nomination for election or election to the Corporation’s Board was recommended or approved by a majority of the Continuing Directors.

(D)	Person means any individual, firm, company, partnership or other entity.

(E)	Subsidiary means, with references to any Person, any company or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such company or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

2.10	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.11	“Committee” means the Executive Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall (i) be appointed from time to time by and shall serve at the discretion of the Board, and (ii) shall constitute “outside directors” as defined in Section 162(m) of the Code and “non-employee directors” as defined in Section 16 of the Exchange Act. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.12	“Company” or “Corporation” means Albemarle Corporation, a Virginia corporation, and any successor thereto as provided in Article 19 herein.

2.13	“Covered Employee” means any salaried Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee before the earlier of (i) ninety (90) days after the beginning of the Performance Period, or (ii) the date as of which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.14	“Effective Date” has the meaning set forth in Section 1.1.

2.15

“Employee” means any individual performing services for the Company, an Affiliate, or a Subsidiary and designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an

5

employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.16	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17	“Fair Market Value” or “FMV” means, on any given date, the closing price of a Share as reported on the New York Stock Exchange (“NYSE”) composite tape on such date, or if Shares were not traded on NYSE on such day, then on the next preceding day that Shares were traded on NYSE; in the event Shares are traded only on an exchange other than NYSE, references herein to NYSE shall mean such other exchange.

2.18	“Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.19	“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.20	“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.21	“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.22	“Insider” shall mean an individual who is, on the relevant date, an officer, or director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23	“Net Income” means the consolidated net income before taxes for the Plan Year, as reported in the Company’s annual report to shareholders or as otherwise reported to shareholders.

2.24	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.25	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.26	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

6

2.28	“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29	“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.30	“Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.31	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award which period may not be less than one (1) year.

2.32	“Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33	“Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34	“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36	“Plan” means this Albemarle Corporation 2008 Incentive Plan.

2.37	“Plan Year” means the calendar year.

2.38	“Prior Plan” means the Company’s 2003 Incentive Plan.

2.39	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.40	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant date.

7

2.41	“Share” means a share of common stock of the Company.

2.42	“Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.43	“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3. Administration

3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 17, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

8

Article 4. Shares Subject to this Plan and Maximum Awards

4.1	Number of Shares Available for Awards.

(a)	Subject to adjustment as provided in Section 4.3, the maximum number of Shares available for issuance to Participants under this Plan on or after the Effective Date shall be 3.0 million Shares (the “Share Authorization”). As of the Effective Date, all Shares remaining available for issuance under the Prior Plan that are not subject to outstanding awards shall be cancelled.

(b)	The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 200,000.

(c)	The maximum number of Shares subject to all Full Value Awards granted in any one Plan Year to any one Participant shall be 200,000.

4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for issuance under this Plan shall be authorized and unissued Shares.

4.3 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

9

Subject to the provisions of Article 17 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees.

5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the day before the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

6.5 Exercise of Options. Subject to Section 6.10, Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

10

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b) and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.10 Vesting. An Option grant by its terms shall be exercisable only after such period of time as the Committee shall determine and specify in the Award Agreement, but in no event less than three years following the date of grant of such Award provided that Options granted may partially vest after no less than one year so long as the entire grant does not vest fully until at least three years have elapsed from the date of grant.

11

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the Grant Date must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5 Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

12

7.7 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

7.8 Vesting. A grant of SARs by its terms shall be exercisable only after such period of time as the Committee shall determine and specify in the Award Agreement, but in no event less than three years following the date of grant of such Award provided that Options granted may partially vest after no less than one year so long as the entire grant does not vest fully until at least three years have elapsed from the date of grant.

Article 8. Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

13

8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Albemarle Corporation 2008 Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Albemarle Corporation”

8.5 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

8.8 Vesting. A grant of Restricted Stock or Restricted Stock Units pursuant to this Article 8 shall be subject to a minimum vesting period of at least three (3) years (which may be a 3-year cliff or graded schedule), or such longer period as the Committee, in its sole discretion, may determine.

Article 9. Performance Units/Performance Shares

9.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine. Performance Units and Performance Shares that are earned (as described in Section 9.3) may be subject to vesting requirements as set forth in the applicable Award Agreement. Except as the Committee may provide in the event of the death, disability or retirement of a Participant or in the event of a Change in Control, Performance Units and Performance Shares may not vest prior to the expiration of at least one year of a Performance Period.

9.2 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance

14

Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that may be earned by the Participant.

9.3 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period and vesting period, if any, have ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned and vested Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned and vested Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof). Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Any such grant shall be subject to a minimum vesting period of at least one (1) year, except that no more than five percent (5%) of the maximum number of shares authorized for issuance under this Plan pursuant to Section 4.1(a) may be subject to a minimum vesting period of less than one (1) year. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-

15

Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 11. Transferability of Awards

11.1 Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

11.2 Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

Article 12. Performance Measures

12.1 Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share (basic or diluted);

(c)	Net sales or revenue growth;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

16

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total shareholder return);

(k)	Expense targets;

(l)	Margins;

(m)	Operating efficiency;

(n)	Market share;

(o)	Customer satisfaction;

(p)	Working capital targets;

(q)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(r)	Health, safety and environmental performance; and

(s)	Strategic sustainability metrics (including, but not limited to, corporate governance, consumer advocacy, enterprise risk management, employee development, and portfolio restructuring).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

12.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

12.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

12.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

17

Article 13. Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 14. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 15. Rights of Participants

15.1 Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

15.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

18

Article 16. Change of Control

16.1 Change of Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 16 shall apply in the event of a Change of Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement or severance compensation agreement.

Upon a Change of Control, except to the extent that another Award meeting the requirements of Section 16.2 (a “Replacement Award”) is provided to the Participant to replace such Award (the “Replaced Award”), all then-outstanding Stock Options and Stock Appreciation Rights shall immediately become fully vested and exercisable, and all other then-outstanding Awards whose exercisability depends merely on the satisfaction of a service obligation by a Participant to the Company, Subsidiary, or Affiliate shall vest in full and be free of restrictions related to the vesting of such Awards. The treatment of any other Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

Except to the extent that a Replacement Award is provided to the Participant, the Committee may, in its sole discretion, determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of Common Stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of Common Stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefore.

16.2 Replacement Awards. An Award shall meet the conditions of this Section 16.2 (and hence qualify as a Replacement Award) if: (i) it has a value at least equal to the value of the Replaced Award as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 16.2 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

16.3 Termination of Employment. Upon a termination of employment of a Participant occurring in connection with or during the period of two (2) years after such Change of Control, other than for Cause, (i) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (ii) all Stock Options and Stock Appreciation Rights held by the Participant immediately before the termination of employment that the Participant held as of the date of the Change of Control or that constitute Replacement Awards shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such Stock Option or SAR, whichever period is shorter; provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

19

Article 17. Amendment, Modification, Suspension, and Termination

17.1 Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, (i) without the prior approval of the Company’s shareholders and except as provided in Section 4.3, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, (ii) any amendment of the Plan must comply with the rules of the NYSE, and (iii) no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

17.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 17.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

17.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 17.4 to any Award granted under the Plan without further consideration or action.

Article 18. Withholding

18.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

20

18.2 Share Withholding. With respect to withholding required upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, the Committee may establish provisions in the applicable award agreements to satisfy the withholding requirement, in whole or in part, by having the Company withhold whole Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax withholding that could be imposed on the transaction.

Article 19. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20. General Provisions

20.1 Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

20.2 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21

20.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

22

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

20.10 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

20.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14 Deferred Compensation. If any Award would be considered deferred compensation as defined under Code Section 409A and if this Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration or delay of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

23

20.15 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.16 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.17 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Virginia, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Virginia, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

24

ANNEX B

Albemarle Corporation

2008 Stock Compensation Plan for Non-Employee Directors

Effective April 30, 2008

-i-

Albemarle Corporation

2008 Stock Compensation Plan for Non-Employee Directors

Article 1 Establishment, Purpose, and Duration

1.1 Establishment. Albemarle Corporation, a Virginia corporation (hereinafter referred to as the “Company”), establishes a compensation plan to be known as the Albemarle Corporation 2008 Stock Compensation Plan for Non-Employee Directors (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of this Plan. The purpose of this Plan is to enable the Company to pay part of the compensation of its non-employee Directors in shares of the Company’s common stock.

1.3 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate five (5) years from the Effective Date.

Article 2 Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2 “Annual Grant Limit” or “Annual Grant Limits” have the meaning set forth in Section 4.1.

2.3 “Annual Meeting” means the annual meeting of the shareholders of the Company held in the relevant year.

2.4 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Change of Control” means the occurrence of any of the following events:

(i)

any Person, or “group” as defined in section 13(d)(3) of the Securities Exchange Act of 1934 (excluding Floyd D. Gottwald, members of his family and any Affiliate), becomes, directly or indirectly, the Beneficial Owner of 20% or more of the combined voting power of the then outstanding securities of the Corporation that are entitled to vote generally for the election of the Corporation’s directors (the “Voting Securities”) (other than as a result of an issuance of securities by the Corporation approved by Continuing Directors, or open market purchases approved by Continuing Directors at the time the

1

purchases are made). However, if any such Person or “group” becomes the Beneficial Owner of 20% or more, and less than 30%, of the Voting Securities, the Continuing Directors may determine, by a vote of at least two-thirds of the Continuing Directors, that the same does not constitute a Change in Control;

(ii)	as the direct or indirect result of, or in connection with, a reorganization, merger, share exchange or consolidation (a “Business Combination”), a contested election of directors, or any combination of these transactions, Continuing Directors cease to constitute a majority of the Corporation’s board of directors, or any successor’s board of directors, within two years of the last of such transactions;

(iii)	the shareholders of the Corporation approve a Business Combination, unless immediately following such Business Combination, (1) all or substantially all of the Persons who were the Beneficial Owners of the Voting Securities outstanding immediately prior to such Business Combination Beneficially Own more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Corporation resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Corporation through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Voting Securities, (ii) no Person (excluding Floyd D. Gottwald, members of his family and any Affiliate and any employee benefit plan or related trust of the Corporation or the Corporation resulting from such Business Combination) Beneficially Owns 30% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Corporation resulting from such Business Combination, and (iii) at least a majority of the members of the board of directors of the Corporation resulting from such Business Combination are Continuing Directors.

(b)	For purposes of this Section 2.6, the following terms shall have the meanings set forth below:

(A)	Affiliate and Associate shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement (the “Exchange Act”).

(B)	Beneficial Owner means that a Person shall be deemed the “Beneficial Owner” and shall be deemed to “beneficially own,” any securities:

(i)	that such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly;

(ii)

that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that, a Person shall not be deemed to be the “Beneficial Owner” of, or

2

to “beneficially own,” securities tendered pursuant to a tender or exchange offer made by such Person or any such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(iii)	that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with the applicable provisions of the General Rules and Regulations under the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iv)	that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associates thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in ‘the proviso to subsection (iii) of this definition) or disposing of any voting securities of the Corporation provided, however, that notwithstanding any provision of this definition, any Person engaged in business as an underwriter of securities who acquires any securities of the Corporation through such Person’s participation in good faith in a firm commitment underwriting registered under the Securities Act of 1933, shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” such securities until the expiration of forty days after the date of acquisition; and provided, further, that in no case shall an officer or director of the Corporation be deemed (1) the beneficial owner of any securities beneficially owned by another officer or director of the Corporation solely by reason of actions undertaken by such persons in their capacity as officers or directors of the Corporation; or (2) the beneficial owner of securities held of record by the trustee of any employee benefit plan of the Corporation or any Subsidiary of the Corporation for the benefit of any employee of the Corporation or any Subsidiary of the Corporation, other than the officer or director, by reason of any influences that such officer or director may have over the voting of the securities held in the trust.

(C)	Continuing Directors means any member of the Corporation’s Board, while a member of that Board, and (i) who was a member of the Corporation’s Board prior to December 13, 2006, or (ii) whose subsequent nomination for election or election to the Corporation’s Board was recommended or approved by a majority of the Continuing Directors.

(D)	Person means any individual, firm, company, partnership or other entity.

(E)	Subsidiary means, with references to any Person, any company or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such company or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

3

2.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.8 “Committee” means the Corporate Governance and Social Responsibility Committee of the Board or a subcommittee thereof.

2.9 “Company” or “Corporation” means Albemarle Corporation, a Virginia corporation, and any successor thereto as provided in Article 10 herein.

2.10 “Director” means each director of the Company who is not an employee of the Company.

2.11 “Effective Date” has the meaning set forth in Section 1.1.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.13 “Fair Market Value” or “FMV” means, on any given date, the closing price of a Share as reported on the New York Stock Exchange (“NYSE”) composite tape on such date, or if Shares were not traded on NYSE on such day, then on the next preceding day that Shares were traded on NYSE; in the event Shares are traded only on an exchange other than NYSE, references herein to NYSE shall mean such other exchange.

2.14 “Grant” means the grant of Shares made to Directors pursuant to Article 6 of this Plan.

2.15 “Grant Date” means the date a Grant is made to a Participant pursuant to Article 6 of the Plan.

2.16 “Grant Price” means the FMV of Shares on the Grant Date.

2.17 “Participant” means any eligible Director as set forth in Article 5 to whom a Grant is made.

2.18 “Plan” means this Albemarle Corporation 2008 Stock Compensation Plan for Non-Employee Directors.

2.19 “Plan Year” means the calendar year.

2.20 “Prior Plan” means the 2006 Stock Compensation Plan for Non-Employee Directors.

2.21 “Share” means a share of common stock of the Company.

2.22 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

4

Article 3 Administration

3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.1 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any agreement or document ancillary to or in connection with this Plan, to determine eligibility for Grants and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, determining Grant recipients, establishing Grant terms and conditions, construing any ambiguous provision of the Plan, and, subject to Article 9, adopting modifications and amendments to this Plan, including without limitation, any that are necessary to comply with applicable laws.

3.2 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

Article 4 Shares Subject to this Plan and Maximum Grants

4.1 Number of Shares Available for Grants.

(a)	Subject to adjustment as provided in Section 4.3, the maximum number of Shares available for issuance to Participants under this Plan on or after the Effective Date shall be 100,000 Shares (the “Share Authorization”). As of the Effective date, any Shares remaining available for issuance under the Prior Plan shall be cancelled.

(b)	The maximum number of Shares of the Share Authorization that may be issued under this Plan to a Participant in any calendar year shall be 2,000 Shares.

4.2 Share Usage. Shares covered by a Grant shall only be counted as used to the extent they are actually issued. Any Shares related to Grants which terminate by expiration, forfeiture, cancellation, or otherwise shall be available again for grant under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan, the number and kind of Shares subject to outstanding Grants, the Annual Grant Limits, and other value determinations applicable to outstanding Grants.

5

Subject to the provisions of Article 8 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

Article 5 Eligibility and Participation

5.1 Eligibility. Each non-employee who is a Director of the Corporation on the Effective Date of the Plan or who thereafter becomes a Director of the Corporation shall be a Participant in the Plan (hereinafter referred to as a “Participant”) until the non-employee Director is no longer serving as a non-employee Director of the Corporation.

Article 6 Grants of Shares

6.1 Annual Grants. As of the date of each Annual Meeting, the Company will grant to each Participant a number of Shares for that year. The number of Shares granted to each Participant shall be determined by (i) dividing the amount of each Director’s cash retainer for the year by the Fair Market Value of the Shares on the date of the meeting (which date is the Grant Date for purposes of this Plan), and (ii) rounding such number of Shares up to the nearest increment of 25 Shares. Except as provided herein, the Shares shall remain unvested and forfeitable.

6.2 2008 Grant. For purposes of the Grant for the year 2008 only, the number of Shares granted to each Director who is a Participant as of the Grant Date, shall be the number determined pursuant to Section 6.1, reduced by 400 (representing Shares granted in 2008 under the Prior Plan).

6.3 Partial Year Directors. For Directors who become Participants after the first day of the Plan Year, such Directors shall receive a pro-rata number of Shares for the year based on the number of days remaining in the year. The number of Shares granted under this Section 6.3 shall be determined pursuant to Section 6.1 but based on the Fair Market Value of the Shares on the later of (i) the date the Director becomes a Participant, and (ii) the Annual Meeting for that year, which later date shall be the Grant Date with respect to such Shares.

6.4 Limits on Shares. The Committee shall have the authority to increase the number of Shares granted to each Director during a calendar year but in no event shall the amount granted exceed the limits set forth in Article 4 above.

6.5 Vesting of Shares. Subject to Article 8, each Participant’s Shares (including the Shares of Participants whose Grants were subject to Section 6.3) shall become vested and non-forfeitable on the first anniversary of the Grant Date referred to in Section 6.1. Notwithstanding the foregoing, the Committee may determine each year, in its sole discretion, that a different vesting schedule shall apply to the Grant for that year.

6.6 Termination of Service Before Vesting. Subject to Article 8, if a Participant dies or becomes disabled while he is a Director and prior to the forfeiture of his Shares under Section 6.7, all Shares that are forfeitable shall become non-forfeitable as of the date of the Participant’s death or disability.

6

6.7 Forfeiture of Nonvested Shares. Subject to Article 8, all Shares that are forfeitable shall be forfeited if a Participant terminates his service as a Director before the Shares become vested under Section 6.7, except by reason of Participant’s death or disability.

Article 7 Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any Grant under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s executor, administrator, or legal representative.

Article 8 Change of Control

8.1 Change of Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 8 shall apply in the event of a Change of Control, unless otherwise determined by the Committee in connection with a Grant.

Upon a Change of Control, except to the extent that another Grant meeting the requirements of Section 8.2 (a “Replacement Grant”) is provided to the Participant to replace such Grant (the “Replaced Grant”), all then-outstanding Shares that are not vested, shall vest in full and be free of restrictions related to the vesting of such Grants.

Except to the extent that a Replacement Grant is provided to the Participant, the Committee may, in its sole discretion, determine that any or all outstanding Grants made under the Plan will be canceled and terminated and that in connection with such cancellation and termination the holder of such Grant may receive for each Share of common stock subject to such Grant a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the value received by shareholders of the Company in respect of a Share of common stock in connection with such transaction.

8.2 Replacement Grants. A Grant shall meet the conditions of this Section 8.2 (and hence qualify as a Replacement Grant) if: (i) it has a value at least equal to the value of the Replaced Grant as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Grant (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Grant may take the form of a continuation of the Replaced Grant if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 8.2 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

Article 9 Amendment, Modification, Suspension, and Termination

9.1 Amendment, Modification, Suspension, and Termination. The Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan in whole or in part, provided, however, that no such amendment shall increase the number of Shares that may be granted to

7

any Participant, except as otherwise described in this Plan, or increase the total number of Shares that may be granted under the Plan; and the Plan may not be amended more than once every six months other than to comply with changes in the Code or any rules or regulations promulgated thereunder. In addition, any amendment of the Plan must comply with the rules of the NYSE and no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

9.2 Adjustment of Grants Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Grants in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

9.3 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Plan shall be amended, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting a Grant under this Plan, a Participant agrees to any amendment made pursuant to this Section 9.3 to any Grant made granted under the Plan without further consideration or action.

Article 10 Successors

All obligations of the Company under this Plan with respect to Grants made hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 11 General Provisions

11.1 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

11.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

11.3 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.4 Requirements of Law. The granting and issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

11.5 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

8

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

11.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

11.7 Investment Representations. The Committee may require any individual receiving Shares pursuant to a Grant under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

11.8 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

11.9 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

11.10 In Addition to Other Fees. Shares granted pursuant to the Plan shall be in addition to any annual retainer, attendance fees or other compensation payable to a Participant.

11.11 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

11.12 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

11.13 Governing Law. The Plan and each Grant hereunder shall be governed by the laws of the State of Virginia, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Recipients of a Grant under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Virginia, to resolve any and all issues that may arise out of or relate to this Plan.

9

ALBEMARLE CORPORATION 451 Florida Street Baton Rouge, Louisiana 70801

Vote 24 hours a day, 7 days a week!

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 29, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 29, 2008. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Albemarle Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by telephone or Internet, please do not send your proxy by mail.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS NOW AVAILABLE

Albemarle Corporation (the “Company”) provides its annual reports and proxy solicitation materials, including notices to shareholders of annual meetings and proxy statements, over the Internet. If you give your consent to access these documents over the Internet, the Company will advise you when these documents become available on the Internet. Providing these documents over the Internet will reduce the Company’s printing and postage costs. One you give your consent, it will remain in effect until you notify the Company that you wish to resume mail delivery of the annual reports and proxy statements. Even though you give your consent, you still have the right at any time to request copies of these documents.

To give your consent, mark the box located on the attached card below if voting by mail or respond to the prompts if voting by telephone or the Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ALBML1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALBEMARLE CORPORATION
Vote on Directors
1. Election of Directors Nominees:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
(01) J. Alfred Broaddus, Jr.	(06) John Sherman, Jr.
(02) William M. Gottwald	(07) Charles E. Stewart
(03) R. William Ide III	(08) Harriett Tee Taggart	☐	☐	☐
(04) Richard L. Morrill	(09) Anne Marie Whittemore
(05) Mark C. Rohr

Vote on Proposals
	For	Against	Abstain
2. The proposal to approve the Albemarle Corporation 2008 Incentive Plan.	☐	☐	☐
	For	Against	Abstain
3. The proposal to approve the 2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation.	☐	☐	☐
	For	Against	Abstain
4. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐

Please sign name exactly as it appears on the stock certificate. Only one of several joint owners or co-owners need sign. Fiduciaries should give full title.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please indicate if you wish to access annual reports and proxy statements electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.

		Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting: The Notice and Proxy Statement, Form 10-K and Form 10-K Wrap are available at www.proxyvote.com.

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

Albemarle Corporation

Proxy for Annual Meeting of Shareholders to be held on April 30, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Seymour S. Preston III and William M. Gottwald, or any of them, with full power of substitution in each, proxies to vote all shares of the undersigned in Albemarle Corporation, at the annual meeting of shareholders to be held April 30, 2008, and at any and all adjournments or postponements thereof.

The Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees, FOR Proposals 2, 3 and 4 and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any and all adjournments or postponements thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
(Continued on the other side)